                                                                    Exhibit 10.5

                                                                  EXECUTION COPY
================================================================================


                       MASTER LOAN AND SECURITY AGREEMENT


                            ________________________


                          DATED AS OF NOVEMBER 4, 2004


                            ________________________


                         PENN SQUARE EAST FUNDING, LLC,
                                   AS BORROWER


                                       AND


                             FORTRESS CREDIT CORP.,
                                    AS LENDER




================================================================================

                                TABLE OF CONTENTS

Section 1.        Definitions and Accounting Matters..............................................................1

         1.01     Certain Defined Terms...........................................................................1

         1.02     Accounting Terms and Determinations............................................................23

         1.03     Uniform Commercial Code........................................................................23

         1.04     Construction...................................................................................23

Section 2.        Advances, Evidence of Debt and Prepayments.....................................................24

         2.01     Advances.......................................................................................24

         2.02     Evidence of Debt...............................................................................25

         2.03     Procedure for Borrowing........................................................................25

         2.04     Limitation on Types of Advances; Illegality....................................................26

         2.05     Repayment of Advances; Interest................................................................27

         2.06     Mandatory Prepayment or Pledge.................................................................27

         2.07     Optional Prepayments...........................................................................27

         2.08     Expense Reserve Account........................................................................28

         2.09     Requirements of Law............................................................................29

         2.10     Purpose of Advances............................................................................30

Section 3.        Payments; Computations; Taxes..................................................................30

         3.01     Payments.......................................................................................30

         3.02     Computations...................................................................................31

         3.03     U.S. Taxes.....................................................................................31

         3.04     Fees...........................................................................................31

Section 4.        Collateral Security............................................................................32

         4.01     Collateral; Security Interest..................................................................32

         4.02     Further Documentation..........................................................................34

         4.03     Changes in Locations, Name, etc................................................................34

         4.04     Lender's Appointment as Attorney-in-Fact.......................................................34

         4.05     Performance by Lender of Borrower's Obligations................................................36

         4.06     Proceeds.......................................................................................36

         4.07     Remedies.......................................................................................36

         4.08     Limitation on Duties Regarding Preservation of Collateral......................................37

         4.09     Powers Coupled with an Interest................................................................37

         4.10     Release of Security Interest...................................................................38

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
Section 5.        Conditions Precedent and Subsequent............................................................38

         5.01     Conditions Precedent to Initial Advance........................................................38

         5.02     Conditions Precedent to Initial and Subsequent Advances........................................41

Section 6.        Representations and Warranties.................................................................43

         6.01     Existence......................................................................................43

         6.02     Financial Condition............................................................................44

         6.03     Litigation.....................................................................................44

         6.04     No Breach......................................................................................44

         6.05     Action.........................................................................................44

         6.06     Approvals......................................................................................45

         6.07     Margin Regulations.............................................................................45

         6.08     Taxes..........................................................................................45

         6.09     Investment Company Act.........................................................................45

         6.10     Organizational Documents.......................................................................45

         6.11     No Legal Bar...................................................................................45

         6.12     No Default.....................................................................................46

         6.13     Collateral; Collateral Security................................................................46

         6.14     Chief Executive/Operating Offices..............................................................46

         6.15     Location of Books and Records..................................................................46

         6.16     True and Complete Disclosure...................................................................46

         6.17     [reserved.]....................................................................................47

         6.18     ERISA..........................................................................................47

         6.19     No Lender Licenses.............................................................................47

         6.20     Approved Mortgage Originators Licenses.........................................................48

         6.21     True Sales.....................................................................................48

         6.22     No Burdensome Restrictions.....................................................................48

         6.23     Subsidiaries...................................................................................48

         6.24     Origination and Acquisition of Mortgage Loans..................................................48

         6.25     No Adverse Selection...........................................................................48

         6.26     No Broker......................................................................................48

         6.27     Representations and Warranties Regarding Mortgage Loans; Delivery of Mortgage Loan File........48

         6.28     Borrower Solvent; Fraudulent Conveyance........................................................49


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
Section 7.        Covenants of the Borrower......................................................................49

         7.01     Financial Statements...........................................................................49

         7.02     Litigation.....................................................................................51

         7.03     Existence, Etc.................................................................................51

         7.04     Prohibition of Fundamental Changes.............................................................52

         7.05     Borrowing Base Deficiency......................................................................52

         7.06     Notices........................................................................................52

         7.07     Servicing......................................................................................53

         7.08     Public Disclosure..............................................................................53

         7.09     Underwriting Guidelines........................................................................53

         7.10     Lines of Business..............................................................................53

         7.11     Transactions with Affiliates...................................................................53

         7.12     Use of Proceeds................................................................................54

         7.13     Limitation on Liens............................................................................54

         7.14     Limitation on Sale of Assets...................................................................54

         7.15     Limitation on Distributions....................................................................54

         7.16     Restricted Payments............................................................................54

         7.17     Information from Approved Mortgage Originators and Servicing Transmission......................54

         7.18     No Amendment or Waiver.........................................................................55

         7.19     Maintenance of Property; Insurance.............................................................55

         7.20     Further Identification of Collateral...........................................................55

         7.21     Mortgage Loan Determined to be Defective.......................................................55

         7.22     Interest Rate Protection Agreements............................................................56

         7.23     Certificate of a Responsible Officer of the Borrower...........................................56

         7.24     Maintenance of Separateness....................................................................56

         7.25     ERISA..........................................................................................56

         7.26     [reserved].....................................................................................56

         7.27     Hedging........................................................................................56

         7.28     Other Indebtedness.............................................................................57

         7.29     Opinions.......................................................................................57

Section 8.        Events of Default..............................................................................57

Section 9.        Remedies Upon Default..........................................................................60

Section 10.       No Duty on Lender's Part.......................................................................61

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

Section 11.       Miscellaneous..................................................................................61
         11.01    Waiver.........................................................................................61

         11.02    Notices........................................................................................61

         11.03    Indemnification and Expenses...................................................................61

         11.04    Amendments.....................................................................................62

         11.05    Successors and Assigns.........................................................................63

         11.06    Survival.......................................................................................63

         11.07    Captions.......................................................................................63

         11.08    Counterparts; Telefacsimile Execution..........................................................63

         11.09    LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW...................................63

         11.10    SUBMISSION TO JURISDICTION; WAIVERS............................................................63

         11.11    WAIVER OF JURY TRIAL...........................................................................64

         11.12    Acknowledgments................................................................................64

         11.13    Hypothecation or Pledge of Collateral..........................................................64

         11.14    Assignments; Participations....................................................................65

         11.15    Servicing......................................................................................66

         11.16    Periodic Due Diligence Review..................................................................68

         11.17    Set-Off........................................................................................68

         11.18    Replacement by Repurchase Agreement............................................................69

         11.19    Entire Agreement...............................................................................69

         11.20    Confidentiality................................................................................69

         11.21    Public Announcements...........................................................................70




SCHEDULES

Schedule A-1                     Approved Mortgage Originators

Schedule A-2                     Approved Mortgage Purchasers

Schedule A-3                     Approved Underwriting Guidelines

Schedule R-1                     Representations and Warranties re: Mortgage Loans

Schedule I                       Notice of Borrowing and Pledge

Schedule 6.03                    Litigation

Schedule 6.13(d)                 Collateral; Collateral Security

Schedule 6.14                    Chief Operating Office

Schedule 6.19                    Relevant States

Schedule 6.23                    Subsidiaries

EXHIBITS

Exhibit B                        Notice of Borrowing and Pledge (and Schedule I to Notice of Borrowing and Pledge)

Exhibit M                        Required Fields for Mortgage Loan Data Transmission

Exhibit S                        Required Fields for Servicing Transmission

Exhibit T                        Escrow Letter

Exhibit 11.14(c)                 Form of Confidentiality Agreement



                       MASTER LOAN AND SECURITY AGREEMENT

                  THIS MASTER LOAN AND SECURITY AGREEMENT (this "Loan Agreement"), is dated as of November 4, 2004, and is entered into by and between PENN SQUARE EAST FUNDING, LLC, a Delaware limited liability company (the "Borrower"), and FORTRESS CREDIT CORP., a Delaware corporation (the "Lender").

                                    RECITALS

                  The Borrower wishes to obtain financing from the Lender from time to time to provide funding for the Borrower's acquisition of Mortgage Loans (as hereinafter defined) from one or more Approved Mortgage Originators or Approved Mortgage Purchasers (each as hereinafter defined).

                  The Lender has agreed, subject to the terms and conditions of this Loan Agreement, to provide such financing to the Borrower, with a portion of the payments on the Mortgage Loans, and a portion of the proceeds of any permitted whole loan sales thereof, together with other funds of the Borrower, if necessary, being used to repay any Advances made hereunder as more particularly described herein.

                  Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. DEFINITIONS AND ACCOUNTING MATTERS.

                  1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings:

                  "ABMS" means American Business Mortgage Services, Inc., a New Jersey corporation.

                  "Accepted Servicing Practices" means, with respect to any Mortgage Loan, accepted and prudent mortgage servicing practices (including practices regarding reconciliation of bank accounts, processing of mortgage payments, processing of disbursements for tax and insurance payments, maintenance of mortgage loan records, performance of collection efforts including disposition of delinquent loans, foreclosure activities and disposition of real estate owned and performance of investor accounting and reporting processes) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in a manner at least equal in quality to the servicing that the Initial Servicer provided during the period from January 1, 2004 through July 31, 2004 with respect to mortgage loans which it owned in its own servicing portfolio during such period.

                  "Advance" shall have the meaning set forth in Section 2.01(a).

                  "Affiliate" means, with respect to any Person, any other Person which (i) directly or indirectly, controls, is controlled by, or is under common control with, such Person, or (ii) is a depositor or indemnitor of such Person (if such Person is a trust). For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "ALTA" means the American Land Title Association.

                  "APA Assignment" means the APA Assignment executed by the applicable parties in substantially the form attached to the Asset Purchase Agreement as Exhibit A thereto.

                  "Applicable Collateral Percentage" means, with respect to an Eligible Mortgage Loan,

                  (i) for the first 90 days following the date such Eligible Mortgage Loan first becomes subject to the terms of this Loan Agreement, the following percentages of the unpaid principal balance thereof, in each case reduced by any applicable Delinquency Adjustment:

                        (a) if the loan has a FICO score of 640 or greater, 92%;

                        (b) if the loan has a FICO score greater than 599 but less than 640, 90%;

                        (c) if the loan has a FICO score greater than 549 but less than 600, 87%;

                        (d) if the loan has a FICO score greater than 519 but less than 550, 84%; and

                        (e) if the loan has a FICO score less than 520 or no FICO score, 0%; and

                  (ii) for the period from the 91st through the 120th day following the date such Eligible Mortgage Loan first becomes subject to the terms of this Loan Agreement, the percentage derived in (a) through (e) above (as reduced by any applicable Delinquency Adjustment) reduced by 500 basis points (5.0%);

                  (iii) for the period from the 121st through the 150th day following the date such Eligible Mortgage Loan first becomes subject to the terms of this Loan Agreement, the percentage derived in (i) and (ii) above (as reduced by any applicable Delinquency Adjustment) reduced by an additional 1,000 basis points (10.0%); and

                  (iv) for the period commencing on the 151st day following the date such Eligible Mortgage Loan first becomes subject to the terms of this Loan Agreement and thereafter, 0% (zero percent) of the unpaid principal balance thereof.

                  For purposes of illustrating the application of this definition, the Applicable Collateral Percentage for a Mortgage Loan (1) with a FICO score of 550, (2) that is 60 days delinquent (i.e., is delinquent with respect to a Monthly Payment on the date of the second scheduled related Monthly Payment becoming due) and therefore subject to a Delinquency Adjustment, and (3) that has been subject to this Loan Agreement for 130 days, shall be 37% (and such Mortgage Loan shall cease to be an Eligible Mortgage Loan if it remains delinquent for another two months).

                  "Applicable Margin" means (i) 4.25% per annum with respect to any Dry Funding Advance and (ii) 7.50% per annum with respect to any Wet Funding Advance; provided that, at such time as any Wet Mortgage Loan becomes a Dry Mortgage Loan, that portion of the outstanding principal balance of the related Wet Funding Advance that is allocated to such Mortgage Loan shall cease to bear interest based on the Applicable Margin with respect to Wet Funding Advances and shall thereafter bear interest based on the Applicable Margin with respect to Dry Funding Advances.

                  "Appraised Value" means, with respect to any Mortgaged Property, the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of such Mortgaged Property.

                  "Approved Closing Attorney" means, with respect to any Wet Mortgage Loan being originated in a jurisdiction in which, pursuant to local custom and practice, settlements of real estate mortgage loans are conducted by attorneys rather than by title insurance companies or their agents, an attorney admitted to practice and in good standing in such jurisdiction whom the Lender has not, pursuant to its reasonable judgement, designated as an unapproved settlement agent in a written notice to the Borrower.

                  "Approved Escrow Company" means, with respect to any Wet Mortgage Loan being originated in a jurisdiction in which, pursuant to local custom and practice, settlements of real estate mortgage loans are conducted by title insurance companies or their agents (including escrow companies), an escrow company licensed to do business in the jurisdiction where the related Wet Mortgage Loan is being originated and which the Lender has not, pursuant to its reasonable judgement, designated as an unapproved settlement agent in a written notice to the Borrower.

                  "Approved Mortgage Originators" means third-party mortgage loan origination companies that are approved by the Lender in writing from time to time. The initial Approved Mortgage Originators are the Persons listed on Schedule A-1. In the event that an Insolvency Proceeding is commenced by or against any such Approved Mortgage Originator, such Person shall no longer be an Approved Mortgage Originator from and after the date that such Insolvency Proceeding is commenced.

                  "Approved Mortgage Purchasers" means third-party purchasers of mortgage loans that are approved by the Lender in writing from time to time. The initial Approved Mortgage Purchasers are the Persons listed on Schedule A-2. In the event that an Insolvency Proceeding is commenced by or against any such Approved Mortgage Purchaser, such Person shall no longer be an Approved Mortgage Purchaser from and after the date that such Insolvency Proceeding is commenced.

                  "Approved Purchase Agreements" means those agreements approved in writing by Lender as an "Approved Purchase Agreement" hereunder including the Asset Purchase Agreement.

                  "Approved Purchase Program" means such programs as may hereafter be approved in writing by Lender as an "Approved Purchase Program" hereunder including the Bank Alliance Program.

                  "Approved Title Insurance Company" means a nationally recognized title insurance company or any other title insurance company approved by the Lender in its sole discretion. The initial Approved Title Insurance Companies are the Persons listed on Schedule A-3.

                  "Approved Underwriting Guidelines" means the underwriting guidelines of (a) any Approved Mortgage Purchaser or (b) any Approved Mortgage Originator, in each case as approved in writing by the Lender. The underwriting guidelines attached as Schedule A-3 hereto have been approved by the Lender.

                  "Asset Purchase Agreement" means that certain Asset Purchase Agreement, dated as of November 4, 2004, by and among HAC and ABMS, as sellers, and the Borrower, as purchaser.

                  "Asset Sale Agreement" means that certain Mortgage Loan Purchase Agreement to be entered into by the Borrower, as seller, and a Related Party, as buyer, in connection with any sale of the Mortgage Loans pursuant to
Section 2.07(z).

                  "Assignment of Mortgage" means, with respect to any Mortgage, an assignment of such Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage.

                  "Attorney Bailee Letter" shall have the meaning assigned to such term in the Custodial Agreement.

                  "Availability" means, as of any date of determination, the amount that the Borrower is entitled to borrow as Advances hereunder (after giving effect to all then outstanding Advances, interest thereon, fees and expenses, and all sublimits and reserves then applicable hereunder).

                  "Back-up Servicer" means Countrywide Home Loans Servicing LP, as back-up servicer under the Servicing Agreement.

                  "Bank Alliance Program" means the Company's "Bank Alliance Program" so long as the loans subject to such program (a) meet the Approved Underwriting Guidelines, (b) are processed and underwritten by an Approved Mortgage Originator which is acting as agent on behalf of a Participating Bank,
(c) are funded by a Participating Bank in anticipation of a post-closing sale to an Approved Mortgage Originator, and (d) are purchased from a Participating Bank within 2 weeks of closing such loan.

                  "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

                  "Best's" means Best's Key Rating Guide, as the same shall be amended from time to time.

                  "Borrower" shall have the meaning set forth in the preamble hereto.

                  "Borrower's Equity Pledge Agreement" means that certain Pledge Agreement, dated as of November 4, 2004, by and between HomeAmerican Credit Inc., American Business Mortgage Services, Inc. and the Lender.

                  "Borrowing Base" means the aggregate Collateral Value of all Eligible Mortgage Loans that have been, and remain, pledged to the Lender hereunder.

                  "Borrowing Base Deficiency" shall have the meaning set forth in Section 2.06.

                  "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or banking and savings and loan institutions in the State of New York or the City of New York or the city or state in which the Custodian's offices are located are closed, or (iii) a day on which trading in securities on the New York Stock Exchange or any other major securities exchange in the United States is not conducted.

                  "Capital Lease Obligations" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

                  "Cash Equivalents" means (a) securities with maturities of 90 days or less from the date of acquisition thereof that are issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition thereof and overnight bank deposits, in each case of or with any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition and having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in either case maturing within 90 days after the date of acquisition thereof, (e) securities with maturities of 90 days or less from the date of acquisition thereof that are backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, or
(f) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition.

                  "Change of Control" means any one or more of the following:
(a) the Borrower ceases to be 100% owned by the Company or any of its Subsidiaries, (b) any "person" or "group" (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than Permitted Holder, becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 10% or more of the outstanding shares of the Company having the right to vote for the election of members of its board of directors, or (c) the Permitted Holder fails to own at least 20% of the outstanding shares of the Company; provided, however, that a Change of Control shall not be deemed to have occurred if a "person" or "group" becomes the holder of 10% or more of such shares, or the Permitted Holder fails to own at least 20% of such shares, in either case, as a result of the conversion of the Company's Series A Convertible Preferred Stock.

                  "Closing Date" means the date on which the Lender sends the Borrower a written notice that each of the conditions precedent set forth in
Section 5.01 either has been satisfied or has been waived.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall have the meaning assigned to such term in
Section 4.01(b).

                  "Collateral Value" means, with respect to any Eligible Mortgage Loan, the lesser of (i) the Market Value thereof less 6% of the unpaid principal balance thereof (but in any event not to exceed 92% of the unpaid principal balance thereof) and (ii) the Applicable Collateral Percentage multiplied by the unpaid principal balance thereof; provided, that, the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan that either is not an Eligible Mortgage Loan or:

                  (1) that has been released from the possession of the Custodian under Section 5(a) of the Custodial Agreement to the Borrower or its bailee for a period in excess of ten (10) calendar days (or if such tenth day is not a Business Day, the next succeeding Business Day);

                  (2) that has been released from the possession of the Custodian (i) under Section 5(b) of the Custodial Agreement under any Transmittal Letter in excess of the time period stated in such Transmittal Letter for release, or (ii) under Section 5(c) of the Custodial Agreement under an Attorney Bailee Letter, from and after the date such Attorney's Bailee Letter is terminated or ceases to be in full force and effect;

                  (3) in respect of which the related Mortgagor is the subject of a bankruptcy proceeding;

                  (4) in respect of which the Mortgagor has not made its first Monthly Payment prior to the second Monthly Payment coming due;

                  (5)      that is an REO Property;

                  (6)      that is greater than 120 days delinquent;

                  (7) that was not originated by an Approved Mortgage Originator in accordance with the Approved Underwriting Guidelines or acquired by an Approved Mortgage Purchaser pursuant to an Approved Purchase Program; or

                  (8) that remains a Wet Mortgage Loan for more than six Business Days following the date such Mortgage Loan first becomes subject to the terms of this Loan Agreement (until such time as such Mortgage Loan ceases to be a Wet Mortgage Loan).

                  "Collection Account" means the Collection Account defined in the Servicing Agreement.

                  "Collection Accounts" means, collectively, the Collection Account and the Escrow Account.

                  "Collection Account Control Agreement" shall mean that certain control agreement with respect to the Collection Accounts, in form and substance satisfactory to Lender, executed and delivered by Borrower, Lender, Initial Servicer and JP Morgan.

                  "Combined LTV or CLTV" means, with respect to any Mortgage Loan, the ratio of (i) the original outstanding principal amount of such Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to (ii) the lesser of (a) the Appraised Value of such Mortgaged Property at origination or (b) if such Mortgaged Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of such Mortgaged Property.

                  "Commitment Letter" shall mean that certain letter dated September 16, 2004 between the Lender and the Company, as modified to the date hereof.

                  "Company" means American Business Financial Services, Inc., a Delaware corporation, or any successor thereto.

                  "Contractual Obligation" means, with respect to any Person, any material provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any material provision of any security issued by such Person.

                  "Control Agreements" means, as applicable, the Collection Account Control Agreement, the Disbursement Account Control Agreement, the Escrow Account Control Agreement, the Expense Reserve Account Control Agreement and any other control agreement, in form and substance satisfactory to the Lender, executed and delivered by the Borrower, the Lender and the applicable securities intermediary (with respect to a securities account) or bank (with respect to a deposit account) and any other party having an interest in the securities account or deposit account in question or that may otherwise be required by the Lender to execute such control agreement.

                  "Custodial Agreement" means that certain Custodial Agreement, dated as of the date hereof, among the Borrower, the Custodian, the Initial Servicer and the Lender, in form and substance satisfactory to the Lender.

                  "Custodian" means JPMorgan and its successors and permitted assigns.

                  "Custodian Loan Transmission" shall have the meaning set forth in the Custodial Agreement.

                  "Cut-off Date" means, with respect to each Mortgage Loan, the date designated as such in the related APA Assignment.

                  "Default" means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

                  "Delinquency Adjustment" means,

                  (i) for a Mortgage Loan that is 30 or more, but less than 60, days delinquent, 10% (ten percentage points);

                  (ii) for a Mortgage Loan that is 60 or more, but less than 90, days delinquent, 20% (twenty percentage points); and

                  (iii) for a Mortgage Loan that is 90 or more, but less than 120, days delinquent, 25% (twenty-five percentage points).

                  "Depository" shall mean JPMorgan, or any successor Depository appointed by Lender with the prior written consent of Borrower (which consent shall not be unreasonably withheld or delayed).

                  "Disbursement Account" means that certain account to be established and maintained pursuant to the Wet Funding Side Letter.

                  "Disbursement Account Control Agreement" means that certain control agreement with respect to the Disbursement Account, in form and substance satisfactory to the Lender, to be executed and delivered in connection with the Wet Funding Side Letter.

                  "Dollars" and "$" means lawful money of the United States of America.

                  "Dry Funding Advance" means an Advance that is used to fund the purchase of one or more Dry Mortgage Loans by the Borrower.

                  "Dry Mortgage Loan" means a Mortgage Loan in respect of which the related Mortgage File contains all of the required Mortgage Loan Documents.

                  "Due Date" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Eligible Mortgage Loan" means a Mortgage Loan that is (i) owned by the Borrower, (ii) either originated by an Approved Mortgage Originator in accordance with Approved Underwriting Guidelines or acquired by an Approved Mortgage Purchaser pursuant to an Approved Purchase Program, and (iii) deemed eligible for inclusion by the Lender in the calculation of the Borrowing Base after the satisfactory completion (in the judgment of the Lender) of due diligence with respect to such Mortgage Loan by the Lender or its agent(s). Without limiting the foregoing, no Mortgage Loan shall be an Eligible Mortgage Loan unless it meets each of the criteria set forth in the immediately preceding sentence and, in addition, each of the following criteria:

                           (i) such Mortgage Loan is secured by a first or second mortgage lien (as reflected on the related Mortgage Loan Data Transmission) on a one- to four-family residential property;

                           (ii) such Mortgage Loan, when combined with all other Eligible Mortgage Loans, is not a Sublimit Excess Loan;

                           (iii) the Mortgage Loan complies with each of the representations and warranties respecting Mortgage Loans made in
         Section 6.13, Section 6.24, Schedule R-1 or any other section, schedule, or exhibit of this Loan Agreement or in the other Loan Documents, as determined by the Lender in its sole discretion;

                           (iv) such Mortgage Loan was originated or acquired by an Approved Mortgage Originator or acquired under an Approved Purchase Program on or after the Closing Date in accordance with Approved Underwriting Guidelines and not more than thirty (30) days prior to the date such Mortgage Loan first becomes subject to the terms of this Loan Agreement (other than the Pre-Closing Date Loans in an aggregate principal amount not to exceed $75,000,000),

                           (v) except in the case of any Wet Mortgage Loan (but only for a period of up to six (6) Business Days), it is a Mortgage Loan for which the Custodian is in possession of all required Mortgage Loan Documents without any Exceptions unless such Exceptions are otherwise waived in writing by the Lender,

                           (vi) such Mortgage Loan is (a) less than 30 days delinquent at the time of the acquisition of such Mortgage Loan by the Borrower and (b) less than 120 days delinquent as of any date of determination,

                           (vii) such Mortgage Loan is not subject to a forbearance agreement or other modification of the original terms thereof unless approved by the Lender in writing in its sole discretion;

                           (viii) such Mortgage Loan is not a "high cost," "covered," or "business purpose" loan, except as specifically approved by the Lender from time to time;

                           (ix) such Mortgage Loan has not been selected for conveyance to the Borrower in a manner adverse to the Borrower or the Lender;

                           (x) such Mortgage Loan is eligible for sale by an Approved Mortgage Originator to an unaffiliated third party pursuant to an established whole loan purchase agreement;

                           (xi) such Mortgage Loan is not delinquent at the time such Mortgage Loan first becomes subject to this Loan Agreement; and

                           (xii) the Borrower owns such Mortgage Loan and has the authority to pledge such Mortgage Loan to the Lender;

provided, further, that no Mortgage Loan that is a Wet Mortgage Loan shall be an Eligible Mortgage Loan unless it meets each of the criteria set forth above in this definition and, in addition, each of the following criteria:

                           (i) the proceeds thereof have been funded (or, on the date of the related Advance supported by a Notice of Borrowing and Pledge is being funded) by wire transfer or cashier's check, cleared check or draft or other form of immediately available funds to the Settlement Agent for such Wet Mortgage Loan;

                           (ii) the Borrower expects such Wet Mortgage Loan to close on the Funding Date (or the next succeeding Business Day if required by the Settlement Agent) and become a valid lien securing actual indebtedness by funding to the order of the Mortgagor thereunder;

                           (iii) the proceeds thereof have not been returned to the Lender or its agent from the Settlement Agent for such Wet Mortgage Loan;

                           (iv) neither the Borrower nor the Lender has learned that such Wet Mortgage Loan will not be closed and funded to the order of the Mortgagor;

                           (v) upon recordation of the related Mortgages such Wet Mortgage Loan will constitute a first or second lien on the Mortgaged Property described therein; and

                           (vi) the Borrower shall have obtained an Insured Closing Letter and Escrow Letter with respect to such Wet Mortgage Loan.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Company or the Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and
Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Company or the Borrower is a member.

                  "Escrow Account" means the "Escrow Account" as that term is defined in the Servicing Agreement.

                  "Escrow Account Control Agreement" shall have the meaning set forth in the Servicing Agreement.

                  "Escrow Letter" means a letter substantially in the form of Exhibit T hereto.

                  "Event of Default" shall have the meaning set forth in Section 8.

                  "Exception" shall have the meaning assigned to such term in the Custodial Agreement.

                  "Exception Report" means the exception report prepared by the Custodian pursuant to the Custodial Agreement.

                  "Expense Reserve Account" shall have the meaning set forth in
Section 2.08(a).

                  "Expense Reserve Account Control Agreement" shall mean that certain control agreement with respect to the Expense Reserve Account, in form and substance satisfactory to Lender, executed and delivered by Borrower, Lender, Initial Servicer and the Depository.

                  "Family Member" means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

                  "Fannie Mae" means Fannie Mae, or any successor thereto.

                  "Federal Funds Rate" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three primary dealers (other than an affiliate of the Lender).

                  "Fee" means each fee payable to the Lender pursuant the Fee Letter and/or Section 3.04, and "Fees" means all such fees, collectively.

                  "Fee Letter" means that certain fee letter, dated as of even date herewith, by and between the Borrower and the Lender.

                  "FICO Score" means a statistical credit score published by Fair Isaac Corporation (or any comparable company that is acceptable to the Lender) obtained by a mortgage lender in connection with a loan application to help assess a prospective borrower's creditworthiness as of the time the score is obtained.

                  "FirstTrust" means FirstTrust Bank, a Pennsylvania state-chartered bank.

                  "Freddie Mac" means Freddie Mac, or any successor thereto.

                  "Funding Date" means each date on which an Advance is made hereunder.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Governmental Authority" means any nation or government, any state or other political subdivision, agency or instrumentality thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over the Borrower, the Company or any of its Subsidiaries, or any of their respective properties.

                  "Guarantee" means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) obligations to make servicing advances for delinquent taxes and insurance, or other obligations in respect of a Mortgaged Property, to the extent required by the Lender. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.

                  "HAC" means HomeAmerican Credit, Inc. dba Upland Mortgage, a Pennsylvania corporation.

                  "Haircut" means, with respect to any Mortgage Loan subject to this Loan Agreement as of any date of determination, an amount in United States dollars equal to (a) the outstanding principal balance of such Mortgage Loan as of such date minus (b) the Collateral Value of such Mortgage Loan as of such date.

                  "Indebtedness" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person evidenced by a note, bond, debenture or similar instrument.

                  "Indemnified Liabilities" shall have the meaning set forth in
Section 11.03.

                  "Indemnified Party" shall have the meaning set forth in
Section 11.03.

                  "Information" shall have the meaning set forth in Section 11.14(a)(ii).

                  "Insolvency Proceeding" means (a) any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any similar bankruptcy or insolvency law of any jurisdiction, (b) any assignment for the benefit of creditors, (c) any formal or informal moratorium, composition or extension generally with creditors, (d) any proceeding seeking reorganization, arrangement or other similar relief, and (e) any proceeding seeking the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of any Person or any of its assets.

                  "Initial Servicer" means HAC and ABMS with respect to Mortgage Loans originated or purchased by such entity, each in its capacity as initial servicer under the Servicing Agreement.

                  "Insurance Proceeds" means, with respect to any Mortgage Loan, proceeds of insurance policies insuring such Mortgage Loan or the related Mortgaged Property.

                  "Insured Closing Letter" means, with respect to any Wet Mortgage Loan, a letter of indemnification from an Approved Title Insurance Company, Approved Escrow Company or Approved Closing Attorney, addressed to the Approved Mortgage Originator with respect to such Wet Mortgage Loan, with coverage that is customarily acceptable to Persons engaged in the origination of mortgage loans, identifying the Settlement Agent covered thereby.

                  "Interest Accrual Period" means, with respect to any Advance,
(i) initially, the period commencing on the Funding Date with respect to such Advance and ending on the calendar day prior to the next succeeding Payment Date, and (ii) thereafter, each period commencing on the Payment Date of a month and ending on the calendar day prior to the Payment Date of the next succeeding month. Notwithstanding the foregoing, no Interest Accrual Period may end after the Termination Date.

                  "Interest Rate Protection Agreement" means, with respect to any or all of the Mortgage Loans or Advances, any interest rate swap, cap or collar agreement or any other applicable hedging arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies relating to the Mortgage Loans or the Advances.

                  "Interest Rate Protection Strategy" means, with respect to any Person, such Person's strategy for entering into Interest Rate Protection Agreements, which strategy and the financial institutions party to the Interest Rate Protection Agreements are acceptable to the Lender.

                  "Irrevocable Payment Instruction Letter" means that certain Irrevocable Payment Instruction Letter, dated as of even date herewith, executed by the Borrower in favor of the Lender and any written amendment thereto, provided such amendment is approved in writing by the Lender.

                  "JPMorgan" means JPMorgan Chase Bank.

                  "Lender" shall have the meaning set forth in the preamble hereto.

                  "Lender Expenses" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by the Borrower or any Related Party under any of the Loan Documents that are paid, advanced, or incurred by the Lender or any Lender-Related Party, (b) fees or charges paid or incurred by any Lender-Related Party in connection with the Lender's transactions with the Borrower under the Loan Documents, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and Uniform Commercial Code searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Loan Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits,
(c) out-of-pocket costs and expenses incurred by the Lender in the disbursement of funds to the Borrower (by wire transfer or otherwise), (d) out-of-pocket charges paid or incurred by any Lender-Related Party resulting from the dishonor of checks payable by or to the Borrower or any Related Party, (e) out-of-pocket costs and expenses paid or incurred by any Lender-Related Party to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) audit fees and expenses of Lender-Related Parties related to audit examinations of the Collateral, (g) out-of-pocket costs and expenses related to any third party claim or any other suit paid or incurred by any Lender-Related Party in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Lender's relationship with the Borrower or any Related Party,
(h) out-of-pocket costs and expenses (including reasonable attorneys fees) incurred by any Lender-Related Party in advising, structuring, drafting, reviewing, administering, syndicating, or amending the Loan Documents, and (i) costs and expenses (including the fees and expenses of attorneys, accountants, consultants and other advisors) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning the Borrower or any Related Party or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any exercising any remedies concerning the Collateral.

                  "Lender-Related Party" means the Lender and each of the Lender's members, Affiliates, sponsors, managing directors, directors, together with its lenders, officers, employees, agents, advisors, attorneys, and other representatives.

                  "LIBO Base Rate" means, with respect to each day an Advance is outstanding (or, if such day is not a Business Day, the next succeeding Business
Day), the rate per annum equal to the rate published by Bloomberg (or if such rate is not available, the rate appearing at page 3750 of the Telerate Screen) as one-month LIBOR on such date, and if such rate shall not be so quoted, the rate per annum at which the Lender is offered Dollar deposits at or about 11:00 A.M., eastern time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Advances are then being conducted for delivery on such day for a period of one month and in an amount comparable to the amount of the Advances to be outstanding on such day.

                  "LIBO Rate" means, with respect to each day during any Interest Accrual Period pertaining to an Advance, a rate per annum (reset on a daily basis) determined by the Lender in its sole discretion in accordance with the following formula (rounded upwards to the nearest l/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender:

                               LIBO Base Rate
             ------------------------------------------------------
                      1.00 - LIBO Reserve Requirements


                  The LIBO Rate shall be calculated for each day on which any Advance is outstanding.

                  "LIBO Reserve Requirements" means, for each day during any Interest Accrual Period for any Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of any reserve requirements applicable to the Lender or any Lender-Related Party in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or any other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority. As of the Closing Date, the LIBO Reserve Requirements shall be deemed to be zero.

                  "Lien" means any mortgage, lien, pledge, charge, security interest or similar encumbrance.

                  "LLC Agreement" means that certain Limited Liability Company Agreement, dated as of November __, 2004, among HAC, ABMS and Orlando Figueroa, as special member, whereby the Borrower was created.

                  "Loan Account" means the account on the Lender's books in the name of the Borrower.

                  "Loan Documents" means, collectively, the LLC Agreement, the Control Agreements, the APA Assignment, the Asset Purchase Agreement, the Custodial Agreement, the Fee Letter, the Irrevocable Payment Instruction Letter, this Loan Agreement, the Servicing Agreement, the UCC Authorization Letter, any note or notes executed by the Borrower in connection with this Loan Agreement and payable to the Lender or any of its assignees, and any other agreement entered into, now or in the future, by the Borrower and the Lender in connection with this Agreement.

                  "Loan-to-Value Ratio" or "LTV" means, with respect to any Mortgage Loan, the ratio of the original principal amount of such Mortgage Loan to the lesser of (a) the Appraised Value of the related Mortgaged Property at origination and (b) if such Mortgaged Property was purchased within 12 months of the origination of such Mortgage Loan, the purchase price of such Mortgaged Property.

                  "Lockbox" means that certain lockbox maintained on behalf of the Company by FirstTrust and located at P.O. Box #41415 at 30th Street Post Office, Philadelphia Pennsylvania, from which payments made by Mortgagors on Mortgage Loans shall be made to an account at FirstTrust (routing #236073801, account #701905176) for remittance to the Collection Accounts.

                  "Market Value" means, with respect to any Eligible Mortgage Loan, the whole loan resale market price thereof (determined, in the Lender's sole discretion, based upon recent sales to third parties of comparable Mortgage Loans under market conditions reasonably equivalent to prevailing market conditions at the time of such determination).

                  "Material Adverse Change" means an event, fact or circumstance, or a change in or effect on the business of the Borrower, any Related Party or the Initial Servicer, which individually or in the aggregate, or on a cumulative basis with any other such events, facts, circumstances, changes or effects, could reasonably be expected to have a Material Adverse Effect; provided that the following shall not constitute a "Material Adverse Change": (a) losses of up to $30,000,000 during the Company's fiscal quarter ending September 30, 2004; and (b) any information regarding an event, fact, circumstance, change in, or effect on the business of the Borrower, any Related Party, or any Servicer which was publicly filed with the Securities Exchange Commission in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

                  "Material Adverse Effect" means a material adverse effect on
(a) the property, business, operations, financial condition or prospects of the Related Parties, taken as a whole, or the Borrower or the Initial Servicer, (b) the ability of any of the Related Parties or the Borrower to perform in all material respects its respective obligations under any of the Loan Documents to which it is a party, (c) the validity or enforceability in all material respects of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the Collateral, or (f) financial, banking or capital market conditions.

                  "Material Contract" means all agreements and contracts evidencing the Mortgage Loans.

                  "Maximum Credit" means $100,000,000; provided, that at any time during the period from the 121st day through the 300th day from the Closing Date, Lender may, in its sole discretion, increase the Maximum Credit up to $175,000,000 by giving written notice of such election to the Borrower.

                  "MERS" means Mortgage Electronic Registration System, or its successor in interest.

                  "MERS Agreement" means that certain Electronic Tracking Agreement, dated as of the Closing Date, by and among the Lender, the Borrower, the Custodian, MERS, MERSCORP, Inc. and the Initial Servicer.

                  "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

                  "Monthly Statement" means the monthly statement furnished by the Borrower to the Lender as set forth in Section 7.20 hereto.

                  "Mortgage" means, with respect to any Mortgage Loan, the mortgage, deed of trust or other instrument which creates a valid and perfected first priority or valid and perfected second priority (as indicated on the related Mortgage Loan Data Transmission) Lien on the fee simple or a leasehold estate in such real property.

                  "Mortgage File" shall have the meaning set forth in the Custodial Agreement.

                  "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

                  "Mortgage Loan" means a mortgage loan which the Custodian has been or will be instructed to hold for the Lender pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note, the related Mortgage and all other Mortgage Loan Documents and (ii) all right, title and interest in and to the Mortgaged Property covered by such Mortgage.

                  "Mortgage Loan Data Transmission" means a computer-readable magnetic or other electronic format incorporating the fields identified on Exhibit M.

                  "Mortgage Loan Documents" means, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

                  "Mortgage Loan List" means the hard copy report provided by or on behalf of the Borrower which shall include with respect to each Mortgage Loan to be included as Collateral: (i) the Mortgage Loan number, (ii) the Mortgagor's name, (iii) the original principal amount of such Mortgage Loan and (iv) the current principal balance of such Mortgage Loan.

                  "Mortgage Loan Schedule" means Schedule I to the Notice of Borrowing and Pledge.

                  "Mortgage Note" means the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

                  "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

                  "Mortgagor" means the obligor on a Mortgage Note.

                  "Multiemployer Plan" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by the Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

                  "Net Worth" means, with respect to any Person, the amount which would be included under stockholders' equity on a consolidated balance sheet of such Person determined on a consolidated basis in accordance with GAAP.

                  "Non-Usage Fee" shall have the meaning given to it in Section 3.04(b).

                  "Notice of Borrowing and Pledge" means the certificate prepared by the Borrower substantially in the form of Exhibit B attached hereto.

                  "Obligations" means all loans, Advances, debts, principal, interest (including any interest that, but for the commencement of an Insolvency Proceeding, would have accrued), contingent reimbursement obligations with respect to any of the Loan Documents, premiums, liabilities (including all amounts charged to the Loan Account pursuant hereto), obligations (including indemnification obligations), fees (including the fees provided for in the Fee Letter), charges, costs, Lender Expenses (including any fees or expenses that, but for the commencement of an Insolvency Proceeding, would have accrued), guaranties, covenants, and duties of any kind and description owing by the Borrower or any Related Party to the Lender or any Lender-Related Party pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all extensions, modifications, renewals or alterations thereof, both prior and subsequent to any Insolvency Proceeding of any Related Party.

                  "Participant" shall have the meaning set forth in Section 11.14(b).

                  "Participating Bank" means (a) the participating banks listed on the Participating Bank Letter Agreement, and (b) any other commercial bank with consumer lending operations which is approved in writing by Lender, such approval not to be unreasonably withheld.

                  "Participating Bank Letter Agreement" means that certain letter agreement, dated as of the date hereof, executed by the Borrower in favor of the Lender.

                  "Payment Date" shall be the fifteenth (15th) day of each month or, if such day is not a Business Day, the succeeding Business Day.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Permitted Holder" means Anthony J. Santilli and his Family Members.

                  "Permitted Liens" means, with respect to any Mortgaged Property, (i) the lien of current real property taxes and assessments which are not delinquent, (ii) if the related Mortgage Loan is identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan,
(iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the related Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to such Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan, and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, or materially impact the value or utility of such Mortgaged Property.

                  "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" means an employee benefit or other plan established or maintained by either the Borrower, the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "PMI Policy" or "Primary Insurance Policy" means a policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

                  "Post-Default Rate" means, in respect of any principal of any Advance or any other amount under this Loan Agreement or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date for such amount to but excluding the date on which such amount is paid in full equal to 6% per annum plus (a)(i) the interest rate otherwise applicable to such amount or (ii) if no interest rate is otherwise applicable to such amount, the LIBO Rate plus (b) the Applicable Margin (which, if no interest rate is otherwise applicable to such amount, shall be the Applicable Margin with respect to Mortgage Loans that are not Wet Mortgage Loans).

                  "Pre-Closing Date Loan" means any Mortgage Loan originated by an Approved Mortgage Originator or purchased by an Approved Mortgage Purchaser during the period from the date that is 30 days prior to the Closing Date up to and including the Closing Date.

                  "Projections" shall have the meaning set forth in Section 11.14(a)(ii).

                  "Promissory Notes" means, collectively, (a) that certain promissory note executed by the Borrower in favor of the Lender on the Closing Date in an aggregate principal amount equal to the Maximum Credit and (b) each additional promissory note executed by the Borrower in favor of the Lender or any assignees in connection with any assignments effected pursuant to Section 11.14(a).

                  "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Qualified Cash" means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of a Person maintained by a branch office of a bank located within the United States and that, with respect to the Borrower, are in deposit accounts which are subject to an appropriate Control Agreement.

                  "Qualified Insurer" means, with respect to any Mortgaged Property, an insurance company (a) duly qualified as such under the laws of the state in which such Mortgaged Property is located, (b) duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided in accordance with the Approved Underwriting Guidelines, (c) approved as an insurer by Fannie Mae and Freddie Mac or by the Lender, and (d) whose claims-paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

                  "Regulations T, U and X" means Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "Related Party" means any of the Company, ABMS or HAC, or any of their respective Subsidiaries or Affiliates.

                  "Renewal Fee" shall have the meaning set forth in Section 3.04(a).

                  "REO Property" means mortgaged property acquired by the Servicer pursuant to the related Servicing Agreement as a result of the liquidation of a Mortgage Loan.

                  "Requirement of Law" means, as to any Person, (a) the certificate of incorporation and by-laws or other organizational or governing documents of such Person, (b) all laws (including consumer regulatory laws), treaties, rules or regulations, and (c) all determinations of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Required Documents" means those documents identified in
Section 2(I) of the Custodial Agreement.

                  "Responsible Officer" means, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided that, in the event any such officer is unavailable at any time he or she is required to take any action hereunder, "Responsible Officer" means any officer authorized to act on such officer's behalf as demonstrated by a certificate or corporate resolution.

                  "Restricted Payments" means, with respect to any Person, collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

                  "Scheduled Termination Date" means (i) the first anniversary of the Closing Date or (ii) such later date as may result from an extension of the Scheduled Termination Date if agreed upon by the Borrower and Lender in writing at any time before the first anniversary of the Closing Date.

                  "Second Lien" means, with respect to any Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a second lien on such Mortgaged Property.

                  "Second Lien Mortgage Loan" means an Eligible Mortgage Loan secured by a lien on the related Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

                  "Servicer" means the Initial Servicer and/or the Back-up Servicer, as applicable.

                  "Servicing Agreement" means the servicing agreement executed by and between the Borrower, the Lender, the Initial Servicer and the Back-up Servicer the form and substance of which is reasonably satisfactory to the Lender.

                  "Servicing File" means, with respect to any Mortgage Loan, the file retained by the Servicer consisting of originals of all material documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

                  "Servicing Records" shall have the meaning set forth in
Section 11.15(b).

                  "Servicing Transmission" means a computer-readable magnetic or other electronic format acceptable to the parties containing the information identified on Exhibit S.

                  "Settlement Agent" shall mean, with respect to any Wet Mortgage Loan, the Approved Title Insurance Company, Approved Escrow Company or Approved Closing Attorney to which (in accordance with local law and practice in the jurisdiction where the related Wet Mortgage Loan is being originated) the proceeds of the related Advance are to be distributed by the Wet Funding Agent in accordance with the instructions of the Borrower provided in the applicable Mortgage Loan Transmission, in each case (i) who has issued an Insured Closing Letter and (ii) whom the Lender has not designated as an unapproved settlement agent in a written notice to the Borrower.

                  "Sublimit Excess Loan" means, as of any date of determination, a Mortgage Loan contained in any one or more of the categories set forth below which (a) when added to all other Eligible Mortgage Loans which are pledged to the Lender under this Loan Agreement, results in any of the percentages (each of which is expressed as a percentage of the Maximum Credit as of such date) or dollar amounts indicated below being exceeded and (b) is identified as such by the Lender (which selection may be arbitrary) in order that the aggregate unpaid principal balances of the Eligible Mortgage Loans in each such category as of such date do not exceed such percentages or dollar amounts.


                                                                                           Maximum Sublimit
Mortgage Loan Category                                                                       Percentage
---------------------                                                                     ------------------
FICO Score 540-580                                                                               45%
FICO Score 520-539                                                                               25%
Combined: FICO Scores less than 580                                                              65%
Greater than 30 days delinquent                                                                  10%
Greater than 60 days delinquent                                                  5% (exclusive of 30 day delinquency
                                                                                              sublimit)
Originated  or  purchased  by an  Approved  Mortgage  Originator  30  or  more                   10%
seasoned days prior to the purchase thereof by the Borrower
Second Lien Mortgage Loan                                                                        10%
CLTV greater than 80%                                                             65%, inclusive of all other CLTV
                                                                                           sublimits below
CLTV greater than 85%                                                              30%, inclusive of CLTV sublimit
                                                                                    greater than or equal to 90%
CLTV greater than 90%                                                                            10%
Wet Mortgage Loans                                                                 30% (but in no event more than
                                                                                            $40,000,000)
Originated or purchased by an Approved Mortgage Originator                                       0%
30 or more days delinquent at the date of determination


                  "Subsidiary" means, with respect to any Person, (a) any corporation, partnership, limited liability company or other entity of which at least a majority of the securities, partnership interests, membership interests, limited liability company or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and
(b) any trust in respect of which such Person is the depositor.

                  "Termination Date" means the Scheduled Termination Date or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions of this Loan Agreement, any other Loan Document, or by operation of law.

                  "Transmittal Letter" shall have the meaning assigned thereto in the Custodial Agreement.

                  "Trust Receipt" shall have the meaning assigned thereto in the Custodial Agreement.

                  "UCC Authorization Letter" means a letter duly executed by the Borrower and certain of the Related Parties authorizing the Lender to file appropriate financing statements on Form UCC-1 in such office or offices as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests created by the Loan Documents.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if, by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  "Wet Funding Advance" means an Advance that is used to fund the purchase of one or more Wet Mortgage Loans by the Borrower.

                  "Wet Funding Agency Agreement" means that certain agreement to be entered into after the Closing Date by and among the Borrower, the Lender, the Custodian and the Wet Funding Agent.

                  "Wet Funding Agent" means Structured Assets Funding Enterprise LLC or another Person approved by Lender in its sole discretion.

                  "Wet Mortgage Loan" means a Mortgage Loan in respect of which the related Mortgage File does not contain all of the required Mortgage Loan Documents.

                  "Wet Funding Side Letter" means that certain side letter to be entered into between the Borrower and the Lender after the Closing Date, in form and substance satisfactory to the Lender and setting forth the procedures and the Lender's other requirements relating to the making of any Wet Funding Advances.

                  1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

                  1.03 Uniform Commercial Code. Any terms used in this Agreement that are defined in the Uniform Commercial Code shall be construed and defined as set forth in the Uniform Commercial Code unless otherwise defined herein.

                  1.04 Construction. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and permitted assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a record and any record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

                  SECTION 2 ADVANCES, EVIDENCE OF DEBT AND PREPAYMENTS.

                  2.01 Advances.

                  (a) Subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, the Lender hereby agrees, from time to time, on the terms and conditions of this Loan Agreement and the other Loan Documents, to make loans (individually, an "Advance"; collectively, the "Advances") to the Borrower in Dollars, on any Business Day during the period from and including the Closing Date to but excluding the fifth
(5th) Business Day before the Termination Date, in an aggregate principal amount at any one time outstanding up to but not exceeding the lesser of (i) the Maximum Credit (which shall be further subject to the limitations set forth in the definition of Collateral Value) and (ii) the Borrowing Base as in effect from time to time; provided, that the Lender shall not (a) make any Wet Funding Advances more often than once per day or for an amount less than $2,000,000 per Wet Funding Advance or (b) make any Dry Funding Advances more often than once per week (solely on any Tuesday, Wednesday or Thursday that is a Business Day) or for an amount less than $5,000,000 Dollars per Dry Funding Advance; provided, that the Lender shall be under no obligation to make any Wet Funding Advance unless and until the Borrower and the Lender have agreed to and effectuated all requirements requested by the Lender, in its sole discretion, for the making of Wet Funding Advances, including but not limited to the engagement of the Wet Funding Agent, the establishment of Dollar sublimits with respect to Wet Funding Advances involving any particular Settlement Agent, the execution of the Wet Funding Side Letter, and the implementation of any amendments to the Loan Documents necessary to reflect any of the foregoing requirements. Upon satisfaction of the conditions set forth in this Loan Agreement, the Lender shall wire an amount in immediately available funds equal to the amount of such Advance minus (i) any Fees that are then due and payable to Lender pursuant to the Loan Documents that have not previously been paid by the Borrower and (ii) any deposits to the Expense Reserve Account that are required to be funded from the Advance proceeds pursuant to Section 2.08.

                  (b) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

                  (c) In no event shall the Lender be obligated to make an Advance when any Default or Event of Default has occurred and is continuing.

                  2.02 Evidence of Debt.

                  (a) The Lender shall maintain an account or accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Advance made by the Lender, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder.

                  (b) The entries made in the accounts maintained pursuant to paragraph (a) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of the Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Advances in accordance with the terms of this Loan Agreement.

                  (c) The Lender may request that the Advances be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to the Lender a promissory note payable to the order of the Lender (or, if requested by the Lender, to the Lender and its assigns) and in a form approved by the Lender. Thereafter, the Advances evidenced by such promissory note and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein.

                  2.03 Procedure for Borrowing.

                  (a) Subject to the proviso set forth in Section 2.01(a), the Borrower may request a borrowing to be secured by any Mortgage Loans hereunder, on any Business Day during the period from and including the Closing Date to but excluding the fifth (5th) Business Day before the Termination Date, by delivering to the Lender, with a copy to the Custodian, as set forth in the
Section 2 of the Custodial Agreement, a Mortgage Loan Data Transmission and an irrevocable Notice of Borrowing and Pledge substantially in the form of Exhibit B hereto (a "Notice of Borrowing and Pledge") before 5:00 P.M. two (2) Business Days prior to the Funding Date with respect to a Dry Funding Advance and before 5:00 P.M. one (1) Business Day prior to the Funding Date with respect to a Wet Funding Advance. Such Notice of Borrowing and Pledge shall include a Mortgage Loan List in respect of the Eligible Mortgage Loans that the Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing.

                  (b) In connection with each Notice of Borrowing and Pledge delivered to the Lender by the Borrower, the Borrower shall deliver to the Lender a certificate executed by an officer of the Borrower which sets forth the Borrower's calculation of the Borrowing Base deterimined as of the date thereof. The Borrower shall also provide to the Lender, on a monthly basis, the Borrower's calculation of the Borrowing Base for the previous month, calculated in accordance with the Lender's direction. From time to time, the Lender shall calculate the Borrowing Base with reference to all Mortgage Loans that are then held by the Custodian (and any Wet Mortgage Loans, if any) and shall forward to the Borrower, by facsimile or electronic mail transmission, such calculation of the Borrowing Base.

                  (c) Upon the Borrower's request for a borrowing pursuant to
Section 2.03(a), the Lender shall, not later than 4:00 p.m. (eastern time) on the first Business Day following receipt by the Lender of the related Notice of Borrowing and Pledge, confirm the Advance to be made in connection with such notice (or note any deficiency in such notice); provided, that with respect to any Wet Mortgage Loans, the Lender shall, not later than that time on the Funding Date which is specified in the Wet Funding Side Letter, confirm the Advance to be made in connection with such notice (or note any deficiency in such notice). Provided that all conditions precedent set forth in this Section 2.03, Sections 5.01 and Section 5.02, in addition to the procedures set forth in
Section 2 and Section 3 of the Custodial Agreement have been met, and provided no Default shall have occurred and be continuing (in accordance with Section 2.01), make an Advance not later than 4:00 p.m. (eastern time) on the requested Funding Date in the amount requested by the Borrower so long as, after giving effect to such Advance (as determined by the Lender), the aggregate amount of Advances then outstanding would not exceed the lesser of (x) the Maximum Credit or (y) the Borrowing Base as shown on the latest calculation of the Borrowing Base provided by the Lender. Subject to the foregoing, such Advance will be made available to the Borrower by the Lender transferring, via wire transfer to the account set forth in the Irrevocable Payment Instruction Letter, the aggregate amount of such Advance in funds immediately available to the Borrower; provided that, with respect to any Advance that shall be used to purchase a Wet Mortgage Loan pursuant to this Loan Agreement, (1) the amount of the applicable Advance shall be disbursed to the Settlement Agent by the Wet Funding Agent and (2) the Borrower shall be required to deposit in the Disbursement Account, prior to the closing of such Wet Mortgage Loan, any amount equal to the excess of (A) the amount required to be remitted in connection with the closing of such Wet Mortgage Loan over (B) the amount to be advanced by the Lender hereunder with respect to such Wet Mortgage Loan.

                  2.04 Limitation on Types of Advances; Illegality. Anything contained herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate:

                  (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Advances as provided herein; or

                  (b) the Lender determines, which determination shall be conclusive, that the Applicable Margin plus the relevant rate of interest referred to in the definition of "LIBO Base Rate" in Section 1.01 upon the basis of which the rate of interest for Advances is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Advances; or

                  (c) it becomes unlawful for the Lender to make or maintain Advances hereunder using a LIBO Rate;

then the Lender shall give the Borrower prompt notice thereof and, so long as such condition remains in effect, the Lender shall not make additional Advances, and the Borrower shall, at its option, either prepay such Advances or pay interest on such Advances at a rate per annum as determined by the Lender taking into account the increased cost to the Lender of making and maintaining the Advances.

                  2.05 Repayment of Advances; Interest.

                  (a) The Borrower hereby unconditionally promises to pay in full on the Termination Date the then aggregate outstanding principal amount of the Advances and all other Obligations due under this Loan Agreement and the other Loan Documents.

                  (b) The Borrower shall pay to the Lender interest on the unpaid principal amount of each Advance for the period from and including the date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to the LIBO Rate plus the Applicable Margin. Notwithstanding the foregoing, the Borrower shall pay to the Lender interest at the applicable Post-Default Rate on any principal of or interest on any Advance and on any other amount payable by the Borrower hereunder, in each case to the extent the same shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance shall be payable monthly on each Payment Date and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable promptly upon receipt of invoice. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give written notice thereof to the Borrower.

                  2.06 Mandatory Prepayment or Pledge.

                  On each Funding Date or other date on which there is a change in the Mortgage Loans held by the Custodian, the Custodian shall deliver to the Lender and the Borrower the Custodian Loan Transmission. The Lender shall, on the Business Day prior to each Payment Date (and may on any other Business Day), deliver to the Borrower a calculation of the Borrowing Base, such calculation to be based on the delinquency status and principal balance of the Eligible Mortgage Loans as of the later of the date to which principal was applied to such balance or the last calendar day of the prior month). Such information shall be ascertained from the Servicing Transmission which shall be delivered or caused to be delivered by the Borrower in accordance with Section 7.17 and shall include all Mortgage Loans which were funded on or prior to the last calendar day of the previous month. In the event that such Borrowing Base calculation indicates that, or if at any other time the aggregate outstanding principal amount of all Advances exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the Lender and notified to the Borrower on any Business Day, the Borrower shall no later than two (2) Business Days after receipt of such written notice, either prepay the Advances in part or in whole or pledge additional Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of all Advances does not exceed the Borrowing Base.

                  2.07 Optional Prepayments.

                  (a) The Advances are not prepayable, in whole or in part, except (x) on a Payment Date in connection with an unscheduled payment of the principal balance of a Mortgage Loan held by the Custodian or (y) on any Business Day in connection with a sale by the Borrower of such a Mortgage Loan in the ordinary course of its business consistent with the past practices of the Company and its Subsidiaries or (z) on any Business Day in connection with a sale by the Borrower of such a Mortgage Loan to a Related Party; provided, that with respect to a prepayment as set forth in clause (z) above, the Borrower shall not be permitted to sell any Mortgage Loan to a Related Party unless (i) such Mortgage Loan is a Dry Mortgage Loan, (ii) such sale is on a "first-in-first-out" basis in terms of the length of time that such Mortgage Loan (as compared to any other Mortgage Loan) has been subject to this Agreement, in each case measured from the respective times that the Mortgage Loans being compared became Dry Mortgage Loans, and (iii) the Lender shall have approved the price at which such Mortgage Loan is to be sold. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If the Borrower intends to prepay an Advance in whole or in part from any source, the Borrower shall give one (1) Business Day's prior written notice thereof to the Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $1,000,000.

                  (b) If the Borrower makes a prepayment of the Advances on any day which is not a Payment Date, the Borrower shall indemnify the Lender and hold the Lender harmless from any actual loss or expense which the Lender may sustain or incur arising from (a) the re-employment of funds obtained by the Lender to maintain the Advances hereunder or (b) fees payable to terminate the deposits from which such funds were obtained, in either case, which actual loss or expense shall be equal to an amount equal to the excess, as reasonably determined by the Lender, of (i) its cost of obtaining funds for such Advances for the period from the date of such payment through the following Payment Date over (ii) the amount of interest likely to be realized by the Lender in redeploying the funds not utilized by reason of such payment for such period. This Section 2.07 shall survive termination of this Loan Agreement and payment of the Advances.

                  (c) This Loan Agreement may be terminated by the Borrower at any time after the six-month anniversary of the Closing Date upon payment in full, in cash, of all Obligations, including all payments required to be made under Sections 2.05 and 3.04.

                  2.08 Expense Reserve Account.

                  On or before the initial Funding Date, the Borrower shall establish with the Depository an Expense Reserve Account (the "Expense Reserve Account"), designated as "[servicer] for the benefit of Penn Square East Funding, LLC and Fortress Credit Corp.", which shall be maintained for the benefit of the Lender until all Obligations due to the Lender pursuant to the Loan Documents are paid in full and this Loan Agreement is terminated. As of the initial Funding Date, the Borrower shall have deposited $125,000 into the Expense Reserve Account. On any Payment Date or Funding Date for which the balance of the Expense Reserve Account is below $300,000, an amount necessary to increase the Expense Reserve Account balance to $300,000 shall be deposited into the Expense Reserve Account out of the Collection Account pursuant to Section 3.01(c) or out of proceeds of the related Advance pursuant to Section 2.01, as applicable. The Borrower shall be permitted to use any amounts in the Expense Reserve Account solely to meet its fee and expense obligations under the Loan Documents, including those fee and expense obligations of the Borrower to the independent director of the Borrower, the Custodian, the Servicer and the Wet Funding Agent, on any Payment Date for which the amounts in the Collection Account are insufficient to remit such fees and expenses due and payable at such time. The Lender shall have sole dominion and control over the Expense Reserve Account. The Borrower shall have no rights of any kind with respect to the Expense Reserve Account (including, without limitation, any right of withdrawal therefrom).

                  2.09 Requirements of Law.

                  (a) If any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                  (i) shall subject the Lender or any Lender-Related Party to any tax of any kind whatsoever with respect to this Loan Agreement or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to the Lender or any Lender-Related Party in respect thereof;

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory advance or similar requirement against assets held by, deposits or other liabilities in or for the account of Advances or other extensions of credit by, or any other acquisition of funds by any office of the Lender or any Lender-Related Party which is not otherwise included in the determination of the LIBO Base Rate hereunder; or

                  (iii) shall impose on the Lender or any Lender-Related Party any other condition;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making, continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduced amount receivable thereafter incurred.

                  (b) If the Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to the Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof, or compliance by the Lender or any Lender-Related Party or any corporation controlling the Lender or any Lender-Related Party with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof, shall have the effect of reducing the rate of return on the Lender's or such corporation's or any Lender-Related Party's capital as a consequence of any obligations hereunder to a level below that which the Lender or such corporation or any Lender-Related Party (taking into consideration the Lender's or such corporation's or any Lender-Related Party's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, the Borrower shall promptly pay to the Lender such additional amount or amounts as will thereafter compensate the Lender for such reduction.

                  (c) If the Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error.

                  2.10 Purpose of Advances.

                  Each Advance shall be used to finance Borrower's acquisition of Eligible Mortgage Loans originated by an Approved Mortgage Originator or purchased by an Approved Mortgage Purchaser and identified to the Lender in writing on a Mortgage Loan Data Transmission as such Mortgage Loan Data Transmission may amended from time to time.

                  SECTION 3. PAYMENTS; COMPUTATIONS; TAXES.

                  3.01 Payments.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Loan Agreement shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Collection Account, not later than 12:00 noon (eastern time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Lender shall have sole dominion and control over the Collection Account. The Borrower shall have no rights of any kind with respect to the Collection Account (including, without limitation, any right of withdrawal therefrom).

                  (b) With respect to each Mortgage Loan, the Borrower shall, or shall cause the Servicer to, deliver to each Mortgagor an irrevocable direction letter instructing the Mortgagor to pay all amounts payable under the related Mortgage Loan to the Lockbox and shall provide to Lender proof of such delivery. If a Mortgagor forwards any payments, including without limitation any payments of principal and/or interest, with respect to a Mortgage Loan to the Borrower rather than directly to the Lockbox, the Borrower shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor and make other commercially reasonable efforts to cause such Mortgagor to forward all future amounts directly to the Lockbox and (ii) immediately deposit in the Collection Accounts any such amounts. Anything contained herein or in any of the other Loan Documents to the contrary notwithstanding, all payments, including without limitation all payments of principal and interest, in respect of the Mortgage Loans, any payments in respect of any Interest Rate Protection Agreements or other hedging transactions and any other amounts deposited into the Lockbox with respect to the Mortgage Loans shall be deposited directly into the Collection Accounts.

                  (c) So long as no Event of Default has occurred and is continuing, all amounts deposited into the Collection Account during each Interest Accrual Period shall be applied on the related Payment Date as set forth in Section 5.01 of the Servicing Agreement.

                  3.02 Computations. Interest on the Advances shall be computed on the basis of a 360-day year for the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                  3.03 U.S. Taxes.

                  (a) The Borrower agrees to pay to the Lender such additional amounts as are necessary in order that the net payment of any amount due to the Lender hereunder after deduction for or withholding in respect of any U.S. Tax (as defined below) imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by the Lender), will not be less than the amount stated herein to be then due and payable; provided, that the foregoing obligation to pay such additional amounts shall not apply:

                  (i) to any payment to the Lender hereunder unless the Lender is entitled to submit a Form W8-BEN or W8-ECI, as appropriate, or

                  (ii) to any U.S. Tax imposed solely by reason of the failure by the Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of the Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

                  For the purposes of this Section 3.03(a), (w) "Form W8-BEN" means Form W8-BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) of the Department of the Treasury of the United States of America, (x) "Form W8-ECI" means Form W8-ECI (Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or, in relation to either such Form, such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), and (y) "U.S. Taxes" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein other than taxes on the Lender's income.

                  (b) Within 30 days after paying any such amount to the Lender, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrower shall deliver to the Lender evidence satisfactory to the Lender of such deduction, withholding or payment (as the case may be).

                  (c) The Lender represents and warrants to the Borrower that on the date hereof the Lender is either incorporated under the laws of the United States or a State thereof or is entitled to submit a Form W8-BEN or Form W8-ECI. The Lender agrees not to change such exemption during the term of this Agreement.

                  3.04 Fees. The Borrower shall pay to the Lender the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

                  (a) Renewal Fee. In the event of any extension of the Scheduled Termination Date as set forth in the definition thereof, the Borrower shall pay to the Lender a renewal fee (the "Renewal Fee") equal to 2.25% of the amount of the Maximum Credit on the Scheduled Termination Date as in effect prior to such extension. The Lender may, in its sole discretion, net such Renewal Fee from the proceeds of any Advance made to the Borrower hereunder if not previously paid by the Borrower and shall reflect any such netting in a notice to the Borrower;

                  (b) Non-Usage Fee. On each Payment Date and on the Termination Date, the Lender shall determine the average daily utilization by the Borrower during the preceding calendar month period (or, with respect to the Termination Date, during the period from the date through which the last non-usage fee calculation has been made to the Termination Date) by dividing (a) the sum of the Advances outstanding as of the close of business on each day during such period by (b) the number of days in such period. If such average amount determined for any period as a percentage of the Maximum Credit (the "Utilization Percentage") is less than 100%, the Borrower shall pay to the Lender, on such Payment Date or the Termination Date, as applicable, a non-usage fee (the "Non-Usage Fee") equal to the product of (i) 0.50% per annum multiplied by (ii) the Maximum Credit multiplied by (iii) an amount equal to 1 minus the Utilization Percentage; provided, that if the Borrower prepays in full all Advances prior to the six-month anniversay of the Closing Date pursuant to
Section 2.07, then the Borrower shall pay the Non-Usage Fee as if the Termination Date were the six-month anniversary of the Closing Date. All such payments shall be made to the Lender in Dollars, in immediately available funds, without deduction, setoff or counterclaim. The Lender may, in its sole discretion, net such Non-Usage Fee from the proceeds of any Advance made to the Borrower hereunder if not previously paid by the Borrower and shall reflect any such netting in a notice to the Borrower;

                  (c) Fee Letter. The Borrower shall pay to the Lender, as and when due and payable under the terms of the Fee Letter, the fees and charges set forth in the Fee Letter unless such fees and charges are otherwise paid in a timely manner by any Related Party that is a party to the Fee Letter. The Lender may, if Borrower has not otherwise paid any fees and charges due and payable, net such fees and charges set forth in the Fee Letter from the Proceeds of any Advance made to the Borrower hereunder if not previously paid by the Borrower and shall reflect any netting in a notice to the Borrower; and

                  (d) Audit, Appraisal, and Valuation Charges. Audit, appraisal, and valuation fees and charges for each financial audit of the Borrower or the Collateral, expenses incurred by any Lender-Related Party for the establishment of electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to monitor or assess the performance of the Borrower or any Related Party under any of the Loan Documents.

                  SECTION 4. COLLATERAL SECURITY.

                  4.01 Collateral; Security Interest.

                  (a) The Borrower and Lender shall require that, pursuant to the Custodial Agreement, the Custodian shall hold each Mortgage File and all related Mortgage Loan Documents as exclusive bailee and agent for the Lender pursuant to the terms of the Custodial Agreement and shall deliver to the Lender Trust Receipts with Exception Reports (as such terms are defined in the Custodial Agreement) to the effect that it has reviewed such Mortgage File and Mortgage Loan Documents in the manner required by the Custodial Agreement and identifying any deficiencies in such Mortgage Loan Documents as so reviewed.

                  (b) "Collateral" means all of the Borrower's now owned or hereafter acquired right, title and interest in and to each of the following:

                  (i) all Mortgage Loans identified on each Notice of Borrowing and Pledge delivered by the Borrower to the Lender and the Custodian from time to time;

                  (ii) all amounts deposited in the Collection Accounts and the Expense Reserve Account from time to time;

                  (iii) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in Section 11.15(b)), and any other collateral pledged or otherwise relating to any Mortgage Loans constituting Collateral, together with all files, material documents, instruments, surveys (if available), certificates, correspondence, appraisals, computer records, computer storage media, Mortgage Loan accounting records and other books and records relating thereto;

                  (iv) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loans constituting Collateral and all claims and payments thereunder;

                  (v) all other insurance policies and Insurance Proceeds relating to any Mortgage Loans constituting Collateral or the related Mortgaged Properties;

                  (vi) all Interest Rate Protection Agreements;

                  (vii) any purchase agreements or other agreements or contracts to the extent relating to or constituting any or all of the foregoing, including without limitation the Asset Purchase Agreement;

                  (viii) all purchase or take-out commitments relating to or constituting any or all of the foregoing;

                  (ix) all "accounts", "chattel paper", "commercial tort claims", "deposit accounts", "documents", "equipment", "general intangibles", "goods", "instruments", "inventory", "investment property", "letter-of-credit rights", and "securities accounts", as each of those terms is defined in the Uniform Commercial Code, and all cash and Cash Equivalents and all products and proceeds relating to or constituting any or all of the foregoing;

                  (x) all interests in real property owned by the Borrower or collateralizing any Mortgage Loan constituting Collateral;

                  (xi) all rights of the Borrower under the Servicing Agreement, the Custodial Agreement or any other document; and

                  (xii) any and all replacements, substitutions, distributions on or proceeds of any or all of the foregoing.

                  (c) The Borrower hereby assigns, pledges and grants a first priority security interest to the Lender in all of its right, title and interest in, to and under all the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the payment of the Obligations. The Borrower agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder. To the extent that any of the Collection Accounts or the Expense Reserve Account are in the name of the Initial Servicer, the Borrower shall cause the Initial Servicer to assign, pledge and grant a first priority security interest to the Lender in all of the Initial Servicer's right, title and interest in, to and under all the Collection Accounts and the Expense Reserve Account, whether now owned or hereafter acquired now existing or hereafter created and wherever located, to secure the payment of the Obligations.

                  4.02 Further Documentation. At any time and from time to time, upon the written request of the Lender and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without further action by the Borrower.

                  4.03 Changes in Locations, Name, etc. The Borrower shall not
(i) change the location of its chief executive office from that specified in
Section 6, (ii) change its name, identity or corporate structure (or the equivalent) or the location where it maintains its records with respect to the Collateral, or (iii) reincorporate or reorganize under the laws of another jurisdiction unless it shall have given the Lender at least 15 Business Days' prior written notice thereof and shall have delivered to the Lender within 10 Business Days thereafter all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed reasonably necessary by the Lender to obtain or continue a perfected first priority interest in the Collateral.

                  4.04 Lender's Appointment as Attorney-in-Fact.

                  (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement. Without limiting the generality of the foregoing, the Borrower hereby gives the Lender the power and right, on behalf of the Borrower, without assent by, but with notice to, the Borrower, if and only if an Event of Default shall have occurred and be continuing, to do the following:

                  (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                  (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) The Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with any sale provided for in
Section 4.07, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrower for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                  4.05 Performance by Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its material agreements contained in the Loan Documents within the required time periods, the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, and any out-of-pocket expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Obligations.

                  4.06 Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by the Borrower shall be held by the Borrower in trust for the Lender, segregated from other funds of the Borrower, and shall forthwith upon receipt by the Borrower be turned over to the Lender in the exact form received by the Borrower (duly endorsed by the Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender will be applied by the Lender against the Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be promptly paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, all insurance claims, condemnation awards, sale proceeds and real estate owned rents and any other income and all other amounts received with respect to the Collateral.

                  4.07 Remedies. If an Event of Default shall occur and be continuing, the Lender may, at its option, enter into one or more Interest Rate Protection Agreements (which are not inconsistent with interest rate protection agreements entered into by the Lender or any of its Affiliates regarding mortgage loans held for its own account) covering all or a portion of the Mortgage Loans pledged to the Lender hereunder, and the Borrower shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Lender relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code, at law and in equity. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions and at prices that are consistent with a recognized market for similar collateral as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is to the greatest extent permitted hereby waived or released. The Borrower further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including, without limitation, Section 9-615(a)(3) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b)) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements incurred by the Lender to collect such deficiency. Because the Borrower recognizes that it may not be possible to purchase or sell all of the Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Collateral may not be liquid, the Borrower agrees that liquidation of the Collateral does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, the Lender may elect, in its sole discretion, the time and manner of liquidating any Collateral and nothing contained herein shall (A) obligate the Lender to liquidate any Collateral on the occurrence of an Event of Default or to liquidate all Collateral in the same manner or on the same Business Day or
(B) constitute a waiver of any of the Lender's rights or remedies.

                  4.08 Limitation on Duties Regarding Preservation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, whether arising under
Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                  4.09 Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  4.10 Release of Security Interest. Upon termination of this Loan Agreement and payment to the Lender of all Obligations in full, in cash, including without limitation all amounts required to be paid pursuant to Sections 2.05 and 3.04, and the performance of all Obligations under the Loan Documents, the Lender shall release its security interest in any remaining Collateral. In accordance with the terms and conditions set forth in the Custodial Agreement and the Servicing Agreement, Lender shall release Mortgage Loans that have been sold or securitized. Notwithstanding anything in this Loan Agreement to the contrary, if any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Related Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for the Borrower, any Related Party or any substantial part of their respective Property, or otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, until such payments have been made.

                  SECTION 5. CONDITIONS PRECEDENT AND SUBSEQUENT.

                  5.01 Conditions Precedent to Initial Advance. The obligation of the Lender to make the initial Advance (or otherwise to extend any credit provided for hereunder) is subject to the fulfillment, to the satisfaction of the Lender, of each of the conditions precedent set forth below:

                  (a) Loan Agreement. The Lender shall have received this Loan Agreement, executed and delivered by a duly authorized officer of the Borrower;

                  (b) Loan Documents. The Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                  (i) the LLC Agreement,

                  (ii) the Control Agreements,

                  (iii) the Custodial Agreement,

                  (iv) the Borrower's Equity Pledge Agreement,

                  (v) the Fee Letter,

                  (vi) the Irrevocable Payment Instruction Letter,

                  (vii) the Asset Purchase Agreement,

                  (viii) the Asset Sale Agreement, if any

                  (ix) the Wet Funding Agency Agreement, if any

                  (x) the Promissory Note, if any,

                  (xi) the Servicing Agreement,

                  (xii) the UCC Authorization Letter;

                  (xiii) the MERS Agreement; and

                  (xiv) any other related document requested by the Lender.

                  (c) Good Standing Certificates/Organization Documents. The Lender shall have received certified copies of good standing certificates and organizational documents for each of the Borrower, the Company, ABMS and HAC;

                  (d) Resolutions. The Lender shall have received certified copies of resolutions authorizing the Borrower, the Company and each other Related Party to execute, deliver and perform each of the Loan Documents to which such Person is a signatory and each other document to be delivered by such Person from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from such Person to the contrary);

                  (e) Incumbency Certificates. The Lender shall have received signature and incumbency certificates with respect to the officers of the Borrower, the Company and each other Related Party executing each of the Loan Documents to which such Person is a signatory;

                  (f) Capital and Ownership Structure. The organizational structure, capital structure and ownership of the Borrower, the Company and each other Related Party shall be satisfactory to the Lender. Without limiting the generality of the foregoing, the Lender shall be satisfied (i) with respect to the organization of the Borrower as a "single purpose, bankruptcy remote, special purpose entity" which (x) has at least one independent member, (y) is not permitted to engage in any business or activity other than purchasing Mortgage Loans and financing such purchases with the proceeds of the Advances and (z) otherwise conducts its affairs in compliance with Section 7.24 and (ii) that the relationship between the Borrower and each Related Party has otherwise been structured in such a manner so as to prevent the assets of the Borrower from being consolidated with the assets of any Related Party in the event of an Insolvency Proceeding involving any Related Party;

                  (g) Background Investigations. The Lender shall have received and reviewed and shall be satisfied with the results of background investigations of such members of the management of the Borrower, the Company and each other Related Party as the Lender may reasonably request;

                  (h) Legal Opinions. The Lender shall have received the following legal opinions for the benefit of the Lender from counsel to the Borrower, the Company and the Company's Subsidiaries, in each case in form and substance satisfactory to the Lender: (i) a "true sale" opinion with respect to the transfer of the Mortgage Loans from the applicable Related Parties to the Borrower, (ii) a "nonconsolidation" opinion with respect to the relationship among each of the Related Parties, (iii) (an) opinion(s) with respect to the Servicing Agreement, (iv) an opinion that this Loan Agreement and the other Loan Documents are enforceable in accordance with their terms, (v) an opinion that this Loan Agreement and the other Loan Documents create valid security interests on behalf of the Lender in all of the Collateral, (vi) an opinion that possession by the Custodian of the Mortgage Notes creates a perfected first priority security interest in the Mortgage Loans for the benefit of the Lender,
(vii) opinions regarding Mortgage Loans that are secured by Mortgaged Property located in California, New York, New Jersey and Pennsylvania; provided that, to the extent any of such opinions referred to in this clause (vii) are not delivered to the Lender on the Closing Date, the Borrower shall have ten (10) Business Days after the Closing Date in which to deliver such opinions to the Lender, and (viii) such other legal opinions as the Lender may reasonably request;

                  (i) Filings, Registrations, Recordings. (i) The Borrower shall have filed or caused to be filed all Uniform Commercial Code and related filings and performed under the Custodial Agreement and taken such other action as the Lender shall have requested in order to perfect the Borrower's ownership interest in the Mortgage Loans, and the first priority security interests in favor of the Lender created pursuant to this Loan Agreement; and (ii) the Borrower shall have properly prepared and executed (if necessary) for filing any documents (including, without limitation, financing statements) required to be filed, registered or recorded in order to create, in favor of the Lender, a perfected, first-priority security interest in the Collateral, subject to no Liens other than those created in favor of the Lender hereunder (including filings in any applicable county(ies) if the Lender determines such filings are necessary in its reasonable discretion);

                  (j) Lien Searches. The Lender shall have received Uniform Commercial Code lien searches in such jurisdictions as shall be applicable to the Borrower and the Collateral, the results of which shall be satisfactory to the Lender;

                  (k) Fees and Expenses. The Lender shall have received all fees and expenses required to be paid by the Borrower on or prior to the Closing Date under this Loan Agreement or any other Loan Document (and such fees and expenses may be netted out of the initial Advance made by the Lender hereunder);

                  (l) Financial Statements. The Lender shall have received the audited consolidated financial statement of the Company and its Subsidiaries for the period ended June 30, 2004, and the financial statements referenced in
Section 7.01(a);

                  (m) Underwriting Guidelines. The Lender and the Company shall have agreed to the Approved Underwriting Guidelines and the Lender shall have received a copy thereof;

                  (n) Consents, Licenses, Approvals, etc. The Lender shall have received copies, certified by the Borrower and any applicable Related Parties, of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect;

                  (o) Insurance. The Lender shall have received a certificate of insurance, together with the endorsements thereto, the form and substance of which shall be satisfactory to the Lender, and shall have received evidence in form and substance satisfactory to the Lender showing compliance by the Borrower as of such initial Funding Date with Section 7.19;

                  (p) Cash Management System. The Lender shall have reviewed and shall be satisfied with the cash management system of the Borrower (including, without limitation, any related lockbox arrangements, deposit account control arrangements and any other arrangements relating to the processing, collection and disbursement of payments received under or in connection with any Mortgage Loans from time to time included in the Collateral);

                  (q) Material Contracts. The Lender (or, in the case of the Mortgage Loans, the Custodian) shall have received copies of each Material Contract, together with a certificate of the Secretary of the Borrower certifying each such document as being a true, correct, and complete copy thereof;

                  (r) Audit Opinion. Lender shall have received a satisfactory audit opinion from auditors acceptable to the Lender relating to the Approved Mortgage Originators for the fiscal year ending June 30, 2004;

                  (s) LLC Agreement. The Lender shall have received evidence satisfactory to the Lender that the Borrower has been incorporated under the laws of the State of Delaware, together with all requisite authorizations and consents;

                  (t) Accounts Payable. Accounts payable and unpaid expenses of the Company and its Subsidiaries must be at a level consistent with historical practices;

                  (u) No Material Adverse Change. No Material Adverse Change shall have occurred;

                  (v) No Misrepresentation. None of the Borrower, any of the Related Parties or the Lender shall have become aware prior to the Closing Date of any information or other matter affecting (i) the Company, the Borrower or any of their Affiliates, (ii) the assumptions relating to projected financial performance of the Mortgage Loans, or (iii) the transactions contemplated hereby, any of which in the Lender's judgment is inconsistent in a material and adverse manner with any information (including any matter relating to financial models and underlying assumptions relating to the projected financial performance of the Mortgage Loans) or other matter disclosed to the Lender prior to the Closing Date; and

                  (w) Other Documents. The Lender shall have received such other documents as the Lender or its counsel may reasonably request.

                  5.02 Conditions Precedent to Initial and Subsequent Advances. The obligation of the Lender to make any Advance hereunder at any time (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                  (a) both immediately prior to the making of such Advance and also after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

                  (b) both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Borrower in Section 6, and in each of the other Loan Documents, shall be true, correct and complete in all material respects on and as of the date of the making of such Advance (in the case of the representations and warranties in Section 6.24 and Schedule R-1, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). At the request of the Lender, the Lender shall have received an officer's certificate signed by a Responsible Officer of the Borrower or any Related Party, as applicable, certifying as to the truth and accuracy of the above, which certificate shall specifically include a statement that the Borrower or such Related Party, as the case may be, is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions except where the noncompliance or failure to be so qualified would not affect the validity or enforceability of any Mortgage Loan and otherwise would not have a Material Adverse Effect;

                  (c) both immediately prior to the making of such Advance and also after giving effect thereto, the aggregate outstanding principal amount of the Advances shall not exceed the Borrowing Base or the then-applicable Maximum Credit;

                  (d) the Lender shall have received a Notice of Borrowing and Pledge, Mortgage Loan List and Mortgage Loan Data Transmission and all other documents required under Section 2.03 in connection with such Advance;

                  (e) the Lender shall have received from the Custodian a Custodian Loan Transmission and one or more Trust Receipts in respect of all Mortgage Loans (other than Wet Mortgage Loans) to be pledged hereunder in connection with such Advance, together with an Exception Report, in each case dated the date of such Advance and duly completed;

                  (f) there shall not have occurred or be continuing an event beyond the reasonable control of the Lender which the Lender reasonably determines may imminently result in the Lender's inability to perform its obligations under this Loan Agreement including, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, fire, communication line failures, computer viruses, power failures, earthquakes, or other disasters of a similar nature to the foregoing;

                  (g) no order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain the Lender from making such Advance;

                  (h) there shall not be pending or, to the knowledge of the Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower, the Company or any other Related Party or any of their respective properties that has not been disclosed by the Borrower in writing pursuant to Section 7.02 prior to the making of the last preceding Advance (or, in the case of the initial Advance, prior to the execution of this Loan Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of the Lender, would reasonably be expected to have a Material Adverse Effect;

                  (i) To the extent requested by Lender, (i) the Lender shall have received the Borrower's Interest Rate Protection Strategy, (ii) the Lender shall have reasonably determined that such Interest Rate Protection Strategy and the Interest Rate Protection Agreements adequately protect the Borrower from interest rate fluctuations, (iii) any Interest Rate Protection Agreements entered into by Borrower shall be consistent with such Interest Rate Protection Strategy, (iv) any Interest Rate Protection Agreements entered into by the Borrower in accordance with such Interest Rate Protection Strategy shall have been assigned to the Lender, and (v) the Lender shall have a security interest in such Interest Rate Protection Agreements in such manner as the Lender may reasonably request; and

                  (j) the Lender shall have received from the Company, as of the fifth (5th) Business Day of each month, an officer's certificate hereto executed by any of Anthony Santilli, Albert Mandia or Jeffrey Ruben representing as to compliance with the events set forth in Section 8(v), (w) and (x);

                  (k) if requested by the Lender, the Lender shall have received a satisfactory compliance audit report at the expense of Borrower from auditors acceptable to the Lender relating to the Approved Mortgage Originators and the Initial Servicers for the prior calendar month;

                  (l) the Borrower and Lender shall have received a compliance and quality assurance report, for the sole benefit of the Lender and which is satisfactory to the Lender, from the Wet Funding Agent or such other Person as is approved by the Lender in its sole discretion, regarding the Mortgage Loans to be pledged to Lender with respect to such Advance; provided further that any reasonable fees and expenses of the Wet Funding Agent or such other Person shall be the obligation of the Borrower;

                  (m) the Borrower have caused the Servicer to provide to the Lender the Mortgage File and the Servicing File (as defined in the Servicing Agreement) in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with Accepted Servicing Practices.

                  Each request for a borrowing by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in this Section (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

                  SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender that throughout the term of this Loan
Agreement:

                  6.01 Existence. The Borrower (a) is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware, (b) has all requisite limited liability company or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and
(c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respects with all Requirements of Law.

                  6.02 Financial Condition. The Borrower has heretofore furnished to the Lender a copy of the Company's audited consolidated balance sheets as of June 30, 2004 with the opinion thereon of BDO Seidman, a copy of which has been provided to Lender. The Borrower has also heretofore furnished to the Lender the related consolidated statement of income and retained earnings and of cash flows for the Company and its consolidated Subsidiaries for the one year period ending June 30, 2004, setting forth comparative form the figures for the previous year. All such financial statements are materially complete and correct and fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries and the consolidated results of their operations for the fiscal year ended on said date, all in accordance with GAAP applied on a consistent basis. There has been no development or event nor any prospective development or event which constitutes a Material Adverse Change or which otherwise has had or should reasonably be expected to have a Material Adverse Effect.

                  6.03 Litigation. Except as set forth in Schedule 6.03, there are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against the Borrower or any Related Party or affecting any of the property thereof before any Governmental Authority (i) as to which, individually or in the aggregate, there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a Material Adverse Effect or (ii) which questions the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby or thereby and as to which there is a reasonable likelihood of a materially adverse decision or a Material Adverse Effect. The disclosure of any action, suit, arbitrations, investigations or proceedings on Schedule 6.03 shall not operate as a consent to such matter, or a waiver or an amendment of any right, power, or remedy of Lender with respect to such matter, including Lender's right to exercise its remedies in the event that any matter listed on
Schedule 6.03 is, results in, or has a Material Adverse Change or has a Material Adverse Effect.

                  6.04 No Breach. Neither (a) the execution and delivery of the Loan Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter, by-laws or other organizational documents of the Borrower, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or other instrument, indenture, or other material agreement, to which the Borrower, a Related Party or any of their respective Subsidiaries is a party or by which any of them or any of their respective properties is bound or to which any of them is subject, or will constitute a default under any such instrument, indenture, or other material agreement or (except for the Liens created pursuant to this Loan Agreement) result in the creation or imposition of any Lien upon any property of the Borrower, a Related Party or any of their respective Subsidiaries pursuant to the terms of any such instrument, indenture or other material agreement.

                  6.05 Action. The Borrower and each Related Party has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party. The execution, delivery and performance by the Borrower and each Related Party of each of the Loan Documents to which it is a party has been duly authorized by all necessary corporate or other action on its part. Each Loan Document has been duly and validly executed and delivered by the Borrower and each applicable Related Party and constitutes a legal, valid and binding obligation of the Borrower and such Related Party, enforceable against the Borrower or such Related Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  6.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Borrower or any Related Party of the Loan Documents to which it is a party or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Agreement.

                  6.07 Margin Regulations. Neither the making of any Advance hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X.

                  6.08 Taxes. The Borrower, each Related Party and each of their respective Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes, if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Borrower, each Related Party and each of their respective Subsidiaries in respect of taxes and other governmental charges are adequate.

                  6.09 Investment Company Act. Neither the Borrower, any Related Party nor any of their respective Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Related Party is subject to any Federal or state statute or regulation which limits its ability to incur indebtedness.

                  6.10 Organizational Documents. The Borrower has delivered to the Lender true, correct and complete copies of all constitutive or organizational documents of the Borrower and each Related Party that is a party to any of the Loan Documents, each of which is in full force and effect and has not been amended except as may have been approved in writing by the Lender.

                  6.11 No Legal Bar. Neither the execution, delivery and performance of this Loan Agreement, the borrowings hereunder and the use of the proceeds thereof, nor the provisions of any other Loan Documents will (a) violate any Requirement of Law or Contractual Obligation of the Borrower, any Related Party or of any of their respective Subsidiaries or (b) result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                  6.12 No Default. Neither the Borrower, any Related Party nor any of their respective Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                  6.13 Collateral; Collateral Security.

                  (a) Neither the Borrower nor any Related Party has assigned, pledged, or otherwise conveyed or encumbered any Collateral (including the Mortgage Loans) to any other Person other than the Lender. Immediately prior to the pledge of any Mortgage Loan to the Lender, the Borrower represents that it is the sole owner of such Mortgage Loan and has good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder and no Person other than the Lender has any Lien on any Mortgage Loan.

                  (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of the Borrower in, to and under the Collateral.

                  (c) Upon receipt by the Custodian of each Mortgage Note, endorsed in blank by a duly authorized officer of the payee or last endorsee, the Lender shall have a fully perfected first priority security interest therein, in the Mortgage Loan evidenced thereby and in the mortgagee's interest in the related Mortgaged Property.

                  (d) Upon the filing of financing statements on Form UCC-1 naming the Lender as "Secured Party" and the Borrower as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on
Schedule 6.13(d), the security interests granted hereunder in the Collateral will constitute fully perfected, first priority security interests under the Uniform Commercial Code in all right, title and interest of the Borrower in, to and under such Collateral, which can be perfected by filing under the Uniform Commercial Code.

                  (e) The Borrower (or its predecessor in interest) has delivered to the Custodian, to hold pursuant to the terms of the Custodial Agreement, the Mortgage File (including the Mortgage Note) relating to each Mortgage Loan (other than any Wet Mortgage Loan) that is subject to the provisions of this Loan Agreement.

                  6.14 Chief Executive/Operating Offices. The chief executive office and the chief operating office of each of the Borrower, the Related Parties, and each of their respective Subsidiaries for the period from (a) the earlier of 5 years prior to the Closing Date and the date that such Person was organized, through and including (b) the Closing Date, is specified on Schedule 6.14.

                  6.15 Location of Books and Records. The location where the Borrower keeps its books and records (including all computer tapes and records) relating to the Collateral is the office of the Custodian.

                  6.16 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower and the Related Parties to the Lender in connection with the negotiation, preparation or delivery of this Loan Agreement, the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrower to the Lender in connection with this Loan Agreement, the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no Material Adverse Change and no fact known to a Responsible Officer that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

                  6.17 [reserved.]

                  6.18 ERISA. Each Plan to which the Company or any of its Subsidiaries makes direct contributions, and, to the knowledge of the Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which the Borrower would be under an obligation to furnish a report to the Lender under
Section 7.01(d). No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) has occurred with respect to any Plan. Neither the Borrower, the Company nor any ERISA Affiliate is subject to any present or potential liability under Title IV of ERISA which, individually or in the aggregate, could have a Material Adverse Effect. No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, or any Plan or trust established under Title IV of ERISA has been, or is expected by the Borrower or any ERISA Affiliate to be, incurred by the Borrower or any ERISA Affiliate. None of the Borrower, the Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in Section 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA. No lien under Section 412(n) of the Code or 302(f) of ERISA or requirement to provide security under
Section 401(a)(29) of the Code or Section 307 of ERISA has been or is reasonably expected by the Borrower, the Company or any ERISA Affiliate to be imposed on the assets of the Borrower, the Company or any ERISA Affiliate. Neither the Borrower, the Company nor any ERISA Affiliate has engaged in any transaction prohibited by Section 408 of ERISA or Section 4975 of the Code. As of the Closing Date and throughout the term of the Loan Agreement, the Company and the Borrower are not and will not be an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, and none of the assets of the Borrower or the Company will constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

                  6.19 No Lender Licenses. The Lender will not be required as a result of financing or taking a pledge of any Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently is not so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

                  6.20 Approved Mortgage Originators Licenses. Each Approved Mortgage Originator that is a Related Party is licensed (or exempt from licensing) to originate Mortgage Loans in its own name or through brokers on the date of this Loan Agreement in all states as shown on Schedule 6.20.

                  6.21 True Sales. Any and all interest of an Approved Mortgage Originator in, to and under any Mortgage Loan funded in the name of or acquired by such Approved Mortgage Originator or seller which is an Affiliate of the Borrower has been sold, transferred, conveyed and assigned to the Borrower pursuant to a legal sale, and such Approved Mortgage Originator retains no legal or equitable interest in such Mortgage Loan.

                  6.22 No Burdensome Restrictions. No Requirement of Law or Contractual Obligation of the Company any Related Party or any of their respective Subsidiaries has or would reasonably be expected to have a Material Adverse Effect.

                  6.23 Subsidiaries. All of the Subsidiaries of the Company at the date hereof are listed on Schedule 6.23 to this Loan Agreement. The Borrower does not have any Subsidiaries.

                  6.24 Origination and Acquisition of Mortgage Loans. The Mortgage Loans were either (i) originated by a Approved Mortgage Originator, and the origination and collection practices used by the Approved Mortgage Originator, any subsequent mortgagee and any servicer therefor, as applicable, with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the residential mortgage loan servicing business, and are in accordance with the Approved Underwriting Guidelines, or
(ii) acquired by the Company in conformity with the Approved Underwriting Guidelines and under an Approved Purchase Program.

                  6.25 No Adverse Selection. Neither the Borrower nor any Related Party used any selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable Mortgage Loans owned by such party.

                  6.26 No Broker. The Borrower has not dealt with any broker, investment banker, agent, or other person, except for the Lender and SSG Capital Advisors, LP, who may be entitled to any commission or compensation in connection with the financing of Mortgage Loans pursuant to this Loan Agreement.

                  6.27 Representations and Warranties Regarding Mortgage Loans; Delivery of Mortgage Loan File. Each Mortgage Loan sold hereunder and each pool of Mortgage Loans pledged in connection with an Advance hereunder, as of each Funding Date, conform to the applicable representations and warranties set forth in Exhibit R-I attached hereto, except as disclosed to the Lender, and agreed to be the Lender, in writing. It is understood and agreed that the representations and warranties set forth in Exhibit R-I hereto shall survive delivery of the respective Mortgage Loan File to the Lender or its designee (including the Custodian) to the extent permitted by applicable law. With respect to each Mortgage Loan (other than a Wet Mortgage Loan), the Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under this Loan Agreement and the Custodial Agreement for such Mortgage Loan have been delivered to the Lender or the Custodian on its behalf. The Borrower or its designee is in possession of a complete, true and accurate Mortgage Loan File with respect to each Mortgage Loan (other than a Wet Mortgage Loan), except for such documents the originals of which have been delivered to the Custodian. With respect to each Wet Mortgage Loan, the Custodian is in possession of copies of all blanket Insured Closing Letters and Escrow Letters, in addition to the current form of individual transaction Insured Closing Letters and Escrow Letter, of the applicable Approved Title Insurance Company, Approved Escrow Company or Approved Closing Attorney and any other documents required to be delivered pursuant to the Custodial Agreement.

                  6.28 Borrower Solvent; Fraudulent Conveyance. As of the date hereof and immediately after giving effect to each Advance, the fair value of the assets of each of the Borrower and each Related Party, taken as a whole, is greater than the fair value of its respective liabilities (including, without limitation, contingent liabilities if and to the extent required to be recorded as a liability on the financial statements of the Borrower or such Related Party, as applicable, in accordance with GAAP), and the Borrower and each Related Party is and will be solvent, is and will be able to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. Neither the Borrower nor any Related Party intends to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither the Borrower nor any Related Party is contemplating the commencement of any Insolvency Proceeding. Neither the Borrower nor any Related Party is transferring any Mortgage Loans with any intent to hinder, delay or defraud any of its respective creditors.

                  SECTION 7. COVENANTS OF THE BORROWER. The Borrower covenants and agrees with the Lender that, so long as any Advance is outstanding and until payment in full of all Obligations and the termination of this Loan Agreement:

                  7.01 Financial Statements. The Borrower shall deliver (or cause to be delivered) to the Lender:

                  (a) (i) as soon as available and in any event within 20 days after the end of each month, the consolidating balance sheets of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Company and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Company, which certificate shall state that said consolidating financial statements fairly present the consolidating financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such month (subject to normal year-end audit adjustments);

                  (ii) as soon as available and in any event within 50 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company, the consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Company and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Company, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available, and in any event within 120 days after the end of each fiscal year of the Company, the consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the Company and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of the Company and its consolidated Subsidiaries at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default, Event of Default or default under any Loan Document;

                  (c) from time to time such other information regarding the financial condition, operations, or business of the Borrower or any Related Party as the Lender may reasonably request; and

                  (d) as soon as reasonably possible, and in any event within ten (10) Business Days after a Responsible Officer knows, or with respect to any Plan or Multiemployer Plan to which the Borrower, the Company or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Borrower and the Company setting forth details respecting such event or condition and the action, if any, that the Borrower, the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower, the Company or an ERISA Affiliate with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation or otherwise waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
         Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                  (ii) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower, the Company or an ERISA Affiliate to terminate any Plan;

                  (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower, the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that any such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal from a Multiemployer Plan by the Borrower, the Company or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Borrower, the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Borrower, the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                  (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower, the Company or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections.

                  The Borrower will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer on behalf of each of the Borrower and each Related Party to the effect that each of the Borrower and each Related Party during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every material condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that there has been no Default, Event of Default or default under any Loan Document except as specified in such certificate (and, if any such Default, Event of Default or default has occurred and is continuing, describing the same in reasonable detail and describing the action the Borrower or the applicable Related Party has taken or proposes to take with respect thereto).

                  7.02 Litigation. The Borrower will promptly, and in any event within 5 Business Days after service of process on the Borrower or any Related Party, give to the Lender notice of all legal or arbitrable proceedings affecting the Borrower or any Related Party that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect.

                  7.03 Existence, Etc. Each of the Borrower and each Related Party will:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises;

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, truth in lending, real estate settlement procedures and all environmental laws) if the failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

                  (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

                  (d) not move its chief operating office from the addresses referred to in Section 6.14 unless it shall have provided the Lender 30 days prior written notice of such change;

                  (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

                  (f) permit representatives of the Lender or any Lender-Related Party, during normal business hours upon three (3) Business Days' prior written notice at a mutually desirable time (or at any time and from time to time during the continuance of an Event of Default), to examine, copy and make extracts from its and the Servicer's books and records, to inspect any of its and the Servicer's Properties, and to discuss its and the Servicer's business and affairs with its and the Servicer's officers, all to the extent reasonably requested by the Lender or any Lender-Related Party.

                  7.04 Prohibition of Fundamental Changes. The Borrower shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets.

                  7.05 Borrowing Base Deficiency. If at any time there exists a Borrowing Base Deficiency the Borrower shall cure same in accordance with
Section 2.06.

                  7.06 Notices. The Borrower shall give notice to the Lender promptly:

                  (a) upon the Borrower becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or Event of Default or any event of default or default under any other material agreement of the Borrower or a Related Party;

                  (b) upon, and in any event within three (3) Business Days after, service of process on the Borrower or any Related Party, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting the Borrower or any Related Party (i) that questions or challenges the validity or enforceability of any of the Loan Documents or (ii) in which the amount in controversy exceeds $300,000;

                  (c) upon the Borrower becoming aware of any default related to any Collateral, any Material Adverse Change, or any Material Adverse Effect;

                  (d) upon the Borrower becoming aware during the normal course of its business that (i) the Mortgaged Property in respect of any Mortgage Loan with an unpaid principal balance of at least $250,000 or (ii) the Mortgaged Properties in respect of any group of Mortgage Loans with an aggregate unpaid principal balance of at least $1,000,000, has or have been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Collateral Value of such Mortgage Loan;

                  (e) upon the entry of a judgment or decree affecting the Borrower in an amount in excess of $100,000.

                  Each notice pursuant to this Section 7.06 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken or proposes to take with respect thereto.

                  7.07 Servicing. Except as provided in Section 11.15(c), the Borrower shall not permit any Person other than the Servicer (in accordance with the terms of the Servicing Agreement) to service Mortgage Loans without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

                  7.08 Public Disclosure. Except as required by Requirements of Law, none of the Borrower or any Related Party will make any public disclosure of this Loan Agreement or its contents without the prior consent of the Lender, such consent not to be unreasonably withheld or delayed.

                  7.09 Underwriting Guidelines. The Borrower shall cause the Company to provide prompt notice to the Lender of any revisions or modifications to the Approved Underwriting Guidelines; provided that no such changes which are material shall become effective without the prior written consent of the Lender.

                  7.10 Lines of Business. The Borrower will not engage to any substantial extent in any line or lines of business activity other than the businesses specifically permitted by the trust agreement constituting the Borrower in effect as of the Closing Date.

                  7.11 Transactions with Affiliates. Other than with respect to the Asset Purchase Agreement, the Servicing Agreement and the Asset Sale Agreement, the Borrower will not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Loan Agreement or the other Loan Documents, (b) in the ordinary course of the Borrower's business and (c) upon fair and reasonable terms no less favorable to the Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 7.11 to any Affiliate.

                  7.12 Use of Proceeds. The Borrower will use the proceeds of the Advances solely to (a) distribute such proceeds pursuant to the Trust Agreement, (b) acquire the Mortgage Loans (i) from Approved Mortgage Originators in accordance with the Approved Underwriting Guidelines or (ii) from Approved Mortgage Purchasers pursuant to Approved Purchase Agreements, or (c) fund deposits to the Expense Reserve Account required to be funded from the amount of each Advance pursuant to Section 2.08, or (d) fund Lender Expenses and amounts needed by the Borrower to meet operating expenses in connection with the conduct of its business in accordance with Section 7.10.

                  7.13 Limitation on Liens. The Borrower will not create, incur or permit to exist any Lien, security interest or claim on or to any of its Property, except for (i) Permitted Liens and (ii) liens on the Property of the Borrower created pursuant to this Loan Agreement. The Borrower will defend its Property against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to any of its Property, other than the security interests created under this Loan Agreement, and the Borrower will defend the right, title and interest of the Lender in and to any of its Property against the claims and demands of all persons whomsoever.

                  7.14 Limitation on Sale of Assets. The Borrower shall not convey, sell, lease, assign, transfer or otherwise dispose of (collectively, "Transfer"), all or substantially all of its Property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or allow any Related Party to Transfer substantially all of its assets to any Person; provided, that the Borrower may after prior written notice to the Lender allow such action with respect to any Related Party which is not a material part of the Borrower's overall business operations.

                  7.15 Limitation on Distributions. Without the Lender's consent, the Borrower shall not make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any stock or senior or subordinate debt of the Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower.

                  7.16 Restricted Payments. The Borrower shall not make any Restricted Payment (a) at any time when a Default or an Event of Default has occurred and is continuing or (b) which would result in the sum of (i) the aggregate amount of Qualified Cash of the Borrower plus (ii) the aggregate amount of the Haircuts in respect of all Mortgage Loans that are then subject to this Loan Agreement being less than $1,500,000 after giving effect to such Restricted Payment.

                  7.17 Information from Approved Mortgage Originators and Servicing Transmission. The Borrower shall provide to the Lender, as soon as practicable, all management reports and financial statements provided to the Borrower by any Approved Mortgage Originator, including all activity reports showing any Approved Mortgage Originator's usage of credit facilities other than the warehouse facility provided pursuant to the terms of this Loan Agreement. The Borrower shall also provide (or cause to be provided) to the Lender on a monthly basis, no later than 11:00 a.m. (eastern time) two (2) Business Days prior to each Payment Date (or such other day requested by Lender), (i) the Servicing Transmission, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced by the Initial Servicer which were funded prior to the first day of the current month, summarizing the Initial Servicer's delinquency and loss experience with respect to Mortgage Loans serviced by the Initial Servicer (including, in the case of the Mortgage Loans, the following categories: current, 30-59, 60-89, 90-119, 120-149 and 150+) and (ii) any other information reasonably requested by the Lender or the Servicer with respect to the Mortgage Loans. The Borrower also agrees to provide such other information regarding any Approved Mortgage Originator or the servicing of the Mortgage Loans as the Lender may reasonably request from time to time.

                  7.18 No Amendment or Waiver. The Borrower will not, without the prior consent of the Lender, nor will it permit or allow any other Person to, amend, modify, terminate or waive any provision of any Mortgage Loan to which the Borrower is a party in any manner which shall reasonably be expected to materially and adversely affect the value of such Mortgage Loan as Collateral.

                  7.19 Maintenance of Property; Insurance. The Borrower shall keep all of its property useful and necessary in its business in good working order and condition. The Borrower shall maintain errors and omissions insurance or mortgage impairment insurance and blanket bond coverage in such amounts as are in effect on the Closing Date (as disclosed to the Lender in writing) and shall not permit the reduction of such coverage without the written consent of the Lender, and shall also cause to be maintained such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

                  7.20 Further Identification of Collateral. No later than ten
(10) Business Days following the end of each of month, beginning with November, 2004, the Borrower will furnish (or cause to be furnished) to the Lender a statement and related schedules (each, a "Monthly Statement") in hard copy and on diskette and/or a copy through electronic mail, in form and substance satisfactory to the Lender, further identifying and describing the Collateral and such other reports in connection with the Collateral all in reasonable detail.

                  7.21 Mortgage Loan Determined to be Defective. Upon discovery by the Borrower or the Lender of any breach of any representation or warranty listed on Schedule R-1 hereto applicable to any Mortgage Loan, the party discovering such breach shall promptly give notice of such discovery to the other. Neither the existence nor the substance of any provision of Schedule R-1 shall be construed to limit, restrict or qualify the Lender's rights (i) under this Loan Agreement in respect of determining the value or Market Value of any Mortgage Loans or (ii) under Section 2.06. The Borrower shall also enforce for the benefit of the Lender all of its applicable rights and remedies under applicable Loan Documents (whether they arise by assignment or otherwise) in respect of any material breach of representation or warranty by a Related Party.

                  7.22 Interest Rate Protection Agreements. At the Lender's request, the Borrower shall deliver (or cause to be delivered) to the Lender any and all information relating to any Interest Rate Protection Agreements.

                  7.23 Certificate of a Responsible Officer of the Borrower. At the time that the Borrower delivers financial statements to the Lender in accordance with Section 7.01, the Borrower shall forward to the Lender a certificate of a Responsible Officer of the Borrower which certifies that the Borrower is in compliance with the covenants set forth in Sections 7.16, 7.17 and 7.18.

                  7.24 Maintenance of Separateness. The Borrower acknowledges that the Lender is relying upon and will continue to rely on the separate legal identity and the separate assets of the Borrower as distinguished from any other Person or Related Party. The Borrower agrees that its business shall be operated and its affairs shall be conducted in such a manner that its assets and liabilities can be readily determined and shall not be substantively consolidated with those of any other Person in the event of the bankruptcy or insolvency of the Borrower or such other Person. Without limiting the foregoing or any other provision of this Loan Agreement or any other Loan Documents, the Borrower shall conduct its business in its own name, maintain its books and records separate from those of any other Person, maintain its bank accounts separate from those of any other Person, maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person, pay its own liabilities and expenses only out of its own funds, enter into a transaction with an Affiliate only if such transaction is intrinsically fair, commercially reasonable and on the same terms as would be available in an arm's length transaction with a Person or entity that is not an Affiliate, allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, hold itself out as a separate entity, maintain adequate capital in light of its contemplated business operations and observe all other appropriate entity and other organizational formalities.

                  7.25 ERISA. The Borrower and the Company shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by the Lender of any of its rights under this Loan Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans that would subject the Lender to liability for a violation of ERISA or such state statute.

                  7.26 [reserved]

                  7.27 Hedging. Upon the Lender's written request, the Borrower will cause the Mortgage Loans pledged under this Loan Agreement to be hedged by the Company pursuant to an Interest Rate Protection Strategy; provided that, in the event the Borrower does not implement any hedging so requested by the Lender within twenty-four (24) hours after the Borrower's receipt of such request, the Lender may itself in its reasonable judgment implement such hedging and the costs and expenses related to such hedging shall be for the sole account of the Borrower. The Lender shall have the benefit of the Interest Rate Protection strategy in accordance with Section 5.02(i).

                  7.28 Other Indebtedness. The Borrower shall not incur any Indebtedness (including any accrued interest thereon) other than Indebtedness incurred under this Loan Agreement.

                  7.29 Opinions. If the aggregate outstanding principal balance of Eligible Mortgage Loans secured by Mortgaged Property located in any individual state exceeds 5% of the aggregate outstanding principal balance of all Eligible Mortgage Loans, then, upon the Lender's request, the Borrower shall deliver an opinion of counsel acceptable to the Lender in such state within 30 days of the date that the aggregate outstanding principal balance of Eligible Mortgage Loans that are subject to this Loan Agreement and that are secured by Mortgaged Properties located in such state exceeds 5% of the aggregate outstanding principal balance of all Eligible Mortgage Loans that are subject to this Loan Agreement.

                  SECTION 8. EVENTS OF DEFAULT. Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

                  (a) the Borrower shall fail to (i) make a payment of any principal of or interest on any Advance when such payment is due (whether at stated maturity or upon acceleration) or (ii) deposit into the Expense Reserve Account any amount required to be deposited therein pursuant to Section 2.08 or
(iii) make any other payment which is due and payable under the Loan Documents;
or

                  (b) the Borrower shall fail to comply with Section 7.05 or shall fail to make any mandatory prepayment under Section 2.06 to cure a Borrowing Base Deficiency; or

                  (c) the Borrower shall default in the payment of any other Obligation or any other amount due under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for two (2) Business Days; or

                  (d) the Initial Servicer shall fail to remit to the Collection Accounts any material amount required to be so remitted within two (2) Business Days of the date required; or

                  (e) any representation, warranty or certification made or deemed made herein (including in Section 6) or in any other Loan Document by the Borrower, or in any certificate furnished to the Lender pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule R-1, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans unless (i) the Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made or (ii) any such representations and warranties have been determined in good faith by the Lender to be materially false or misleading either on a regular basis or as to a material quantity of Mortgage Loans); or

                  (f) the Borrower shall fail to comply with the requirements of
Section 7.03(a), Section 7.04, Section 7.06 (a) or (c), Sections 7.12 through 7.19; and such default shall continue unremedied for a period of one (1) Business Day; or

                  (g) Borrower shall fail to comply with the requirements of
Section 7.24; or

                  (h) the Borrower shall fail to observe or perform any agreement, covenant or condition contained in this Loan Agreement or any other Loan Document that is not otherwise set forth in this Section 8 and such failure to observe or perform shall continue unremedied for a period of five (5) Business Days; or

                  (i) a final judgment or judgments for the payment of money in excess of $250,000 in the aggregate (to the extent that it is, in the reasonable determination of the Lender, uninsured and provided that any insurance or other credit posted in connection with an appeal shall not be deemed insurance for these purposes) shall be rendered against the Borrower, a Related Party or any of their respective Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or any such Related Party or Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (j) the Borrower or a Related Party or any of their respective Subsidiaries shall admit in writing its inability to pay its debts as such debts become due; or

                  (k) an Insolvency Proceeding is commenced by or against the Borrower, a Related Party, any of their respective Subsidiaries, or any Approved Mortgage Originator and, in the case of any such Insolvency Proceeding commenced without the application or consent of such Person, such Insolvency Proceeding shall continue undismissed, or an order, judgment or decree approving or ordering the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Person or over all or a substantial part of its property shall have been entered, or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any such Person or all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of such Person and any of the foregoing shall continue unstayed and in effect, for a period of 60 or more days, or an order for relief shall be entered against such Person; or

                  (l) the Custodial Agreement or any other Loan Document shall for whatever reason (including an event of default thereunder) be terminated or the lien on the Collateral created by this Loan Agreement, Borrower's material obligations hereunder or under any Loan Document shall cease to be in full force and effect or, in Lender's good faith determination, otherwise cease to benefit the Lender, or the enforceability thereof shall be contested by the Borrower or any Related Party; or

                  (m) the occurrence of a Material Adverse Change or a Material Adverse Effect; or

                  (n) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or the Borrower, any Related Party or any ERISA Affiliate shall fail to make a required installment payment to any Plan on or before the date due under Section 302 of ERISA or Section 412 of the Code, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower, any Related Party or any ERISA Affiliate, (iii) a reportable event as defined in
Section 4043(b) of ERISA and the regulations issued thereunder shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which reportable event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any Related Party or any ERISA

Affiliate shall, or in the reasonable opinion of the Lender is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan, (vi) the Borrower, any Related Party or any ERISA Affiliate shall fail to pay when due or is in default on an amount which it shall have become liable to pay to the PBGC, any Plan, any Multiemployer Plan or a trust established under Section 4049 of ERISA, (vii) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that an ERISA Plan must be terminated or have a trustee appointed to administer any ERISA Plan, (viii) any other event or condition shall occur or exist with respect to any Plan which could subject the Borrower, any Related Party or any ERISA Affiliate to any tax, penalty or other liability or the imposition of any lien or security interest on the Borrower, any Related Party or any ERISA Affiliate, (ix) the Borrower or any Related Party shall incur any liability for any post-retirement or post-termination health or life insurance or (x) the assets of the Borrower or any Related Party become or are deemed to be "plan assets" of a plan subject to ERISA or Section 4975 of the Code. No Event of Default shall be deemed to be, or have been, waived or corrected because of any disclosure of any of the foregoing by the Borrower; and in each case in clauses (i) through (ix) above, the applicable event or condition described therein shall not constitute an Even of Default unless such event or condition, together with all other events or conditions described in clauses (i) through (ix) above, if any, could reasonably be expected to have a Material Adverse Effect; or

                  (o) (i) any Change of Control shall occur or (ii) Anthony Santilli, Albert Mandia or Jeffrey Ruben shall no longer be an executive officer of the Company unless a satisfactory replacement has been found within sixty
(60) days; or

                  (p) the Borrower shall grant, or suffer to exist, any Lien on any Property of the Borrower except the Liens in favor of Lender and contemplated hereby; or the Liens in favor of the Lender shall cease to be valid and perfected first priority Liens on all the Property of the Borrower; or

                  (q) at any time after the date that is three (3) weeks after the Closing Date, the Company is unable for any reason to sell or issue subordinated notes (A) for more than three consecutive weeks or (B) on more than two occasions in any 12 month period irrespective of the length of time of any such occasions; or

                  (r) the Borrower, any Related Party or any Subsidiary or Affiliate of the Borrower or a Related Party shall default under, or fail to perform as required under, or shall otherwise materially breach the terms of, any instrument, agreement or contract between the Borrower or such other Person, on the one hand, and the Lender or any of the Lender's Affiliates, on the other hand; or any Related Party or any Subsidiary or Affiliate of a Related Party shall default under, or fail to perform as requested under, the terms of any indenture, repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds entered into by such Person and any third party, which default or failure entitles any party to require acceleration or prepayment of any indebtedness thereunder; or

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                  (s) an event of default shall have occurred under any Control
Agreement; or

                  (t) any servicing agreement (other than a servicing agreement relating to a securitization or other transaction in which Radian Group, Inc. or any of its Affiliates has provided bond insurance or similar credit enhancement) under which the Company or any of its Subsidiaries is servicer is terminated for cause or an event of default; or

                  (u) The Company shall be delisted from the NASDAQ Stock Market or any other stock market or securities exchange for at least 3 consecutive days; or

                  (v) the Net Worth of the Company and its Subsidiaries shall be
(i) negative at the end of any calendar month or (ii) less than $10,000,000 at the end of any calendar quarter; or

                  (w) from and after December 31, 2004, the Company and the Related Parties have Qualified Cash and undrawn borrowing capacity under committed borrowing facilities (including Availability) of less than $20,000,000; or

                  (x) from and after December 31, 2004, the Company and the Related Parties at any time shall have minimum cash of less than $10,000,000.

                  SECTION 9. REMEDIES UPON DEFAULT.

                  (a) Upon the occurrence of one or more Events of Default (subject to the expiration of the applicable cure period contained therein) other than those referred to in Section 8(k), the Lender may immediately declare the principal amount of the Advances then outstanding to be immediately due and payable, together with all interest and other Obligations payable hereunder (including amounts payable pursuant to Sections 2.05, and 3.04); provided that, upon the occurrence of an Event of Default referred to in Sections 8(i) or (j), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower, and the Lender may thereupon exercise any remedies available to it at law and pursuant to the Loan Documents, including, but not limited to, the transfer of servicing or the liquidation of the Collateral on a servicing-released basis.

                  (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of the Servicing Records and all other files of the Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come into the possession of the Borrower or any third party acting for the Borrower, and the Borrower shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Borrower contained in this Loan Agreement.



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                  SECTION 10. NO DUTY ON LENDER'S PART. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                  SECTION 11. MISCELLANEOUS.

                  11.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  11.02 Notices. Except as otherwise expressly permitted by this Loan Agreement or otherwise expressly provided in the applicable Loan Document, all notices, requests and other communications provided for herein and under the other Loan Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including, without limitation, by or telecopy) and delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under
Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  11.03 Indemnification and Expenses.

                  (a) The Borrower shall hold each Lender-Related Party and each Participant (each Lender-Related Party and each Participant, an "Indemnified Party") harmless from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "Indemnified Liabilities") relating to or arising out of this Loan Agreement, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, any other Loan Document or any transaction contemplated hereby or thereby. Without limiting the generality of the foregoing, the Borrower agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Indemnified Liabilities with respect to all Mortgage Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation laws with respect to unfair or deceptive lending practices and predatory lending practices, the Truth in Lending Act or the Real Estate Settlement Procedures Act. In any suit, proceeding or action brought by an Indemnified Party in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any


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Mortgage Loan, the Borrower will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower. The Borrower also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the fees and disbursements of its counsel. The Borrower hereby acknowledges that, notwithstanding the fact that the Advances are secured by the Collateral, the obligation of the Borrower with respect to each Advance is a recourse obligation of the Borrower. The foregoing to the contrary notwithstanding, the Borrower shall have no obligation to any Indemnified Party under this Section 11.03 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Party or any Indemnified Party's breach of this Loan Agreement. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential, or punitive damages.

                  (b) The Borrower shall pay, as and when billed by the Lender, all of the Lender Expenses through the Closing Date, including all out-of-pocket costs and expenses incurred by the Lender and its Affiliates in connection with the development, preparation and execution of (A) this Loan Agreement and any other Loan Document, to the extent such expenses as of the Closing Date exceed the portion of the Deposit (as defined in the Commitment Letter) that is retained by Lender; and (B) from and after the Closing Date, any Loan Document, amendment, restatement, supplement, or modification of this Loan Agreement or any other Loan Document. The Borrower shall pay, as and when billed by the Lender, all Lender Expenses from and after the Closing Date, including all of the out-of-pocket costs and expenses incurred by the Lender or any of its Affiliates in connection with the consummation and administration of the transactions contemplated hereby and thereby or with respect to the Collateral, including, without limitation, (i) all the fees, disbursements and expenses of counsel, (ii) all search fees and filing and recording fees, (iii) all the due diligence, inspection, testing and review costs and expenses (subject to the last clause of Section 11.16, as applicable), and (iv) those costs and expenses incurred pursuant to Sections 11.03(a), 11.14 and 11.16. Without limiting the foregoing, the Borrower shall pay the actual charges paid or incurred by the Lender or any of its Affiliates for the services of any third-party hired by the Lender or any of its Affiliates for performing financial audits, appraising the Collateral, or assessing compliance by any Related Party or the Borrower with the terms, conditions, representations and other provisions of any of the Loan Documents.

                  11.04 Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be amended, supplemented or otherwise modified only by an instrument in writing signed by the Borrower and the Lender, and any provision of this Loan Agreement may be waived only with the written consent of the Lender.



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

                  11.05 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  11.06 Survival. The obligations of the Borrower under Sections
3.03 and 11.03 shall survive the payment of the Obligations and the termination of this Loan Agreement. In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Advance, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

                  11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

                  11.08 Counterparts; Telefacsimile Execution. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart. Delivery of an executed counterpart of this Loan Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Loan Agreement. Any party delivering an executed counterpart of this Loan Agreement by telefacsimile also shall deliver an original executed counterpart of this Loan Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Loan Agreement. This Section shall apply to each other Loan Document mutatis mutandis.

                  11.09 LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW. THIS LOAN AGREEMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

                  11.10 SUBMISSION TO JURISDICTION; WAIVERS. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (a) SUBMITS FOR ITSELF AND ITS PROPERTY, IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;



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

                  (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED;

                  (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND FURTHER AGREES THAT IT WILL NOT COMMENCE ANY ACTION OR PROCEEDING ARISING OUT OF, RELATED TO, OR OTHERWISE CONNECTED WITH THIS LOAN AGREEMENT IN ANY FORUM OR JURISDICTION OTHER THAN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN; AND

                  (e) IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO OR IN THE NATURE OF SET-OFF, ABATEMENT, SUSPENSION, RECOUPMENT OR OTHER RIGHT TO WITHHOLD ANY PAYMENT OR PERFORMANCE DUE BY THE BORROWER OR ON ITS BEHALF, TO OR FOR THE BENEFIT OF THE LENDER OR RELATED TO THE COLLATERAL.

                  11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  11.12 Acknowledgments. The Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement and the other Loan Documents;

                  (b) the Lender has no fiduciary relationship to the Borrower, and the relationship between the Borrower and the Lender is solely that of debtor and creditor; and

                  (c) no joint venture exists among or between the Lender and the Borrower.



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

                  11.13 Hypothecation or Pledge of Collateral. The Lender shall have free and unrestricted use of all Collateral, and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrower.

                  11.14 ASSIGNMENTS; PARTICIPATIONS.

                  (a) Assignments.

                  (i) The Borrower may not assign any of its rights or obligations hereunder except with the prior written consent of the Lender, which may be given or withheld in its sole and absolute discretion. The Lender may assign or transfer to any bank or other financial institution that makes or invests in loans, or to any Affiliate of the Lender, all or any of its rights and obligations under this Loan Agreement and the other Loan Documents. The Lender is under no obligation to disclose the identities of such financial institutions to the Company, the Borrower or any other Person. Notwithstanding anything in this Agreement to the contrary, so long as no Default or Event of Default has occurred or is continuing, the Lender shall not assign or transfer its rights and obligations under this Loan Agreement to (a) any of JPMorgan Chase Bank, Bear Stearns & Co., Inc., Credit Suisse First Boston LLC, UBS A.G., Lehman Brothers, Residential Funding Corporation, or Deutsche Bank AG, or (b) any direct competitor of the Company, without the prior consent of the Company. Subject to the limitations in the prior sentence, the Lender will manage all aspects of any syndication, including decisions as to the selection of institutions to be approached and when they will be approached, when its commitments will be accepted, which institutions will participate, the allocations of the commitments among the financial institutions and the amount and distribution of fees among the financial institutions. The Lender shall have sole discretion in the appointment of, and awarding of titles to, other agents, co-agents, arrangers or bookrunners, and shall determine if any compensation will be paid.

                  (ii) To assist the Lender in its syndication efforts, the Borrower shall promptly prepare and provide to the Lender all information with respect to the Company and its affiliates, and the transactions contemplated hereby, including all financial information and projections (the "Projections"), as Lender may reasonably request in connection with such syndication. The Borrower represents and covenants that (a) all information other than the Projections (the "Information") that has been or will be made available to the Lender by the Borrower or any of the Borrower's representatives, is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made and (b) the Projections that have been or will be made available to the Lender by the Borrower or any of the Borrower's representatives have been or will be prepared in good faith based upon reasonable assumptions. The Borrower understands and agrees that, in arranging and syndicating the credit, the Lender and any of its assignees or prospective assignees may use and rely on the Information and Projections without independent verification thereof.

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

                  (b) Participations. The Lender may, in accordance with applicable law, at any time sell to one or more lenders or other entities ("Participants") participating interests in any Advance, its right to make Advances, or any other interest of the Lender hereunder and under the other Loan Documents. Notwithstanding anything in this Agreement to the contrary, so long as no Default or Event of Default has occurred or is continuing, the Lender shall not sell a participation under this Loan Agreement to (a) any of JPMorgan Chase Bank, Bear Stearns & Co., Inc., Credit Suisse First Boston LLC, UBS A.G., Lehman Brothers, Residential Funding Corporation, or Deutsche Bank AG, or (b) any direct competitor of the Company, without the prior consent of the Company. In the event of any such sale by the Lender of participating interests to a Participant, the Lender's obligations under this Loan Agreement to the Borrower shall remain unchanged, the Lender shall remain solely responsible for the performance thereof and of the other Loan Documents, and the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Loan Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Loan Agreement are due or unpaid, or shall have been declared or shall have become due and payable during the continuance of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Loan Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Loan Agreement; provided, that such Participant shall only be entitled to such right of set-off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with the Lender the proceeds thereof. The Lender also agrees that each Participant shall be entitled to the benefits of Sections 2.07 and 11.03 with respect to its participation in the Advances outstanding from time to time; provided, that the Lender and all Participants shall be entitled to receive no greater amount in the aggregate pursuant to such Sections than the Lender would have been entitled to receive had no such transfer occurred.

                  (c) The Lender may furnish any information concerning the Borrower or any Related Party in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and Participants) only after securing signed confidentiality statements (a form of which is attached hereto as Exhibit 11.14(c)) and only for the sole purpose of evaluating participations or assignments, as the case may be, and for no other purpose.

                  (d) The Borrower agrees to cooperate with the Lender in connection with any such assignment or participation, to execute and deliver such replacement notes, and to enter into such restatements of, and amendments, supplements and other modifications to, this Loan Agreement and the other Loan Documents in order to give effect to such assignment or participation.

                  11.15 Servicing.

                  (a) The Borrower covenants to cause the Mortgage Loans to be serviced pursuant to the Servicing Agreement and to cause the Initial Servicer to provide written notice to the Lender within one (1) Business Day with respect to any Mortgage Loans that continue to be serviced by the Initial Servicer as of the 120th day after the date of the related Advance. The Borrower agrees that the Initial Servicer shall have no right to service any Mortgage Loan after the date which is 150 days as of the date of the related Advance without the prior written consent of the Lender, which may be given or withheld in its sole and absolute discretion. The payment of any servicing fees of an Initial Servicer shall be subordinate to the payment of amounts due to the Lender under this Loan Agreement.

                  (b) During the term of this Loan Agreement, (i) the Borrower agrees that the Lender has a first priority perfected security interest in all servicing records, including but not limited to any and all servicing agreements, files, documents, records, databases, computer tapes, copies of computer tapes, proofs of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of any Mortgage Loans (collectively, the "Servicing Records"), and (ii) the Borrower grants the Lender a security interest in all servicing fees, the Borrower's rights relating to the Mortgage Loans and all Servicing Records, in each case to secure the obligation of any Servicer to service in conformity with this Section and the Servicing Agreement and any other obligations of the Borrower to the Lender. The Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Custodian) at the Lender's request.

                  (c) The Borrower shall provide a copy of the Servicing Agreement, or any amendments or supplements thereto, to the Lender at least three (3) Business Days prior to the applicable Funding Date or the date on which such Initial Servicer shall begin servicing the Mortgage Loans, which shall be in the form and substance acceptable to Lender, and the Borrower shall have obtained the written consent of the Lender for the Initial Servicer to service the Mortgage Loans.

                  (d) The Borrower agrees that upon the occurrence of an Event of Default, the Lender may, in its sole discretion, terminate the Initial Servicer and all of its respective rights under the Servicing Agreement, with or without cause, in each case without payment of any fee (including without limitation a termination fee) or any expense. In addition, the Borrower shall provide to the Lender a letter from the Borrower to the effect that, upon the occurrence of an Event of Default, the Lender may terminate the Initial Servicer and all of its respective rights under the Servicing Agreement, with or without cause, in each case without payment of any fee (including without limitation a termination fee), or any expense, and direct that collections with respect to the Mortgage Loans be remitted in accordance with the Lender's instructions. The Borrower agrees to cooperate with the Lender in connection with any transfer of servicing of any Mortgage Loans.

                  (e) After the Closing Date, and until the pledge of any Mortgage Loan is relinquished by the Custodian, the Borrower will have no right to modify or alter the terms of such Mortgage Loan or consent to the modification or alteration of the terms of such Mortgage Loan, and the Borrower will have no obligation or right to repossess any Mortgage Loan or substitute another Mortgage Loan, except as provided in any Custodial Agreement.

                  (f) The Borrower shall permit the Lender, upon reasonable prior written notice (which shall be no more than five (5) Business Days' prior notice) and at a mutually convenient time, to inspect the Borrower's or any Related Party's servicing facilities, as the case may be, for the purpose of satisfying the Lender that the Borrower or such Related Party, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement. In addition, with respect to a Servicer which is not a Related Party, the Borrower shall use its reasonable best efforts to enable the Lender to inspect the servicing facilities of such Servicer.



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

                  (g) To the extent that any provision of this Section 11.15 shall be in conflict with the provisions of the Servicing Agreement, the provisions of the Servicing Agreement shall control.

                  11.16 Periodic Due Diligence Review. The Borrower acknowledges that the Lender has the right to perform continuing due diligence reviews with respect any or all of the Mortgage Loans or Related Parties, as desired by the Lender from time to time, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Borrower agrees that the Lender or its authorized representatives will be permitted during normal business hours on any business day to examine, inspect, make copies of, and make extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower, the Company or the Custodian. The Borrower also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Borrower acknowledges that the Lender shall make Advances to the Borrower based solely upon the information provided by the Borrower to the Lender in the Mortgage Loan Data Transmission and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right, at any time, to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Advance, including, without limitation, ordering new credit reports, new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrower. In addition, the Lender has the right to perform continuing due diligence reviews of the Borrower and its Affiliates, directors, officers, employees and significant shareholders. The Borrower and Lender further agree that all out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's reunderwriting of Mortgage Loans pursuant to this Section 11.16 shall be paid by the Borrower; provided that the amount to be reimbursed does not exceed the costs and expenses which are usual and customary in the mortgage industry for third-party loan reunderwriting firms. In addition, the Borrower shall pay the Lender a fee of $1,500 per day (in addition to any out-of-pocket expenses incurred by the Lender or a Lender-Related Party) for any due diligence reviews that the Lender or any Lender-Related Party conducts a due diligence review pursuant to this Section 11.16.



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                  11.17 Set-Off. In addition to any rights and remedies of the
Lender provided by this Loan Agreement and by law, the Lender shall have the right during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all Property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any Affiliate thereof to or for the credit or the account of the Borrower. The Lender may set-off cash, the proceeds of the liquidation of any Collateral and all other sums or obligations owed by the Lender or its Affiliates to Borrower against all of Borrower's obligations to the Lender or its Affiliates, whether under this Loan Agreement or under any other agreement between the parties or between the Borrower and any affiliate of the Lender, or otherwise, whether or not such obligations are then due, without prejudice to the Lender's or its Affiliate's right to recover any deficiency. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  11.18 Replacement by Repurchase Agreement. The Borrower hereby acknowledges and agrees that this Loan Agreement may at any time and without any further cost to the Borrower, in the sole discretion of the Lender, be replaced by a repurchase facility with substantially similar terms as those contained in this Loan Agreement. The Borrower hereby agrees to take such action and execute such documents and instruments as is necessary to effectuate such conversion.

                  11.19 Entire Agreement. This Loan Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.

                  11.20 Confidentiality. Each of Lender, the Borrower, the Company, and their Affiliates shall take normal and reasonable precautions to maintain the confidentiality of all non-public information obtained pursuant to the requirements of this Loan Agreement and the other Loan Documents which has been identified as such by the Borrower, but may, in any event, make disclosures
(i) in the case of Lender, as reasonably required by any actual or proposed Participant or assignee in connection with the contemplated assignment of any interest under this Loan Agreement or participations therein, or (ii) as required or requested by any governmental agency or representative thereof or as required pursuant to legal process, or (iii) to its officers, attorneys, accountants, agents, and advisors who are directly involved in the transactions described in this Loan Agreement, or (iv) as required by law, or (v) in connection with litigation involving the Lender, or (vi) to any and all persons, without limitation of any kind, of the federal tax treatment and federal tax structure of the transaction and all materials of any kind (including all written materials related to such tax structure and tax treatment) that are provided to the taxpayer relating to such tax treatment and tax structure. Subsection (vi) of this Section 11.20 is intended to cause the transactions contemplated hereby to not be treated as having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 or the Code, and shall be construed in a manner consistent with such purpose. Notwithstanding anything in this Section to the contrary, none of the Borrower, the Company or any of their Affiliates shall disclose (a) the identities of participants in this transaction, (b) the existence or status of any negotiations, or (c) any pricing information not related to the tax structure or tax aspects of this transaction except as expressly permitted in this Section 11.20.



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                  11.21 Public Announcements. The Lender shall have approval rights with respect to all press releases and other public announcements related to or concerning this Loan Agreement and the other Loan Documents; provided that, with respect to any such public disclosure required to be made by the Securities and Exchange Commission, the Borrower shall only be required to (a) afford the Lender a reasonable opportunity to review and comment on such disclosure prior to its being made public and (b) not unreasonably refuse to incorporate any changes to such disclosure that are requested by the Lender and that relate to the Lender or any of its Affiliates. The approval or non-approval of any press release or other public announcement will not be unreasonably withheld or delayed.







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                  IN WITNESS WHEREOF, the parties hereto have caused this Loan
Agreement to be duly executed and delivered as of the day and year first above written.



                                         BORROWER

                                         PENN SQUARE EAST FUNDING, LLC


                                         By: /s/ Jeffrey M. Ruben
                                            -------------------------------
                                         Name: Jeffrey M. Ruben
                                         Title: Executive Vice President


                                         Address for Notices:
                                         --------------------

                                         Penn Square East Funding, LLC
                                         Wanamaker Building
                                         100 Penn Square East
                                         Philadelphia, PA 19107
                                         Attention:  President
                                         Telecopier number:  (215) 940-3299
                                         Telephone number:  (215) 940-4000




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                                         LENDER

                                         FORTRESS CREDIT CORP.

                                         By: /s/ Constantine Dakiolas
                                             -------------------------
                                         Title:  Chief Credit Officer

                                         Address for Notices:
                                         --------------------

                                         Fortress Credit Corp.
                                         1251 Avenue of the Americas
                                         16th Floor
                                         New York, NY  10020
                                         Telecopier No.:  (212) 798-6131
                                         Attention:  Kevin Treacy

                                         With a copy to:
                                         Sidley Austin Brown & Wood LLP
                                         787 Seventh Avenue
                                         New York, New York  10019
                                         Telecopier No.: (212) 839-5599
                                         Attention: Jonathan Williams



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